SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                            [X]
Filed by a Party other than the Registrant         [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                           fonix (TM) corporation
 ...........................................................................
                (Name of Registrant as Specified in Charter)

 ...........................................................................
  (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
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     or Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.
     1)   Title of each class of securities to which transaction applies:
     ...............................................................
     2)   Aggregate number of securities to which transaction applies:
     ...............................................................
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):...............................................
     4)   Proposed maximum aggregate value of transaction:
          ...............................................................
     5)   Total fee paid:
          ...............................................................

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting
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
                          fonix (TM) corporation
                           1225 Eagle Gate Tower
                        60 East South Temple Street
                         Salt Lake City, Utah  84111

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD JULY 14 , 1998

To the Shareholders:

     Notice is hereby given that the Annual Meeting of the Shareholders of fonix corporation ("the Company") will be held at the Marriott Hotel, 75 South West Temple Street, Salt Lake City, Utah 84101, on Tuesday, July 14, 1998, at 10:00 a.m., M..D.T. for the following purposes, which are discussed in the following pages and which are made part of this Notice:

     1. To elect eight directors, each to serve until the next annual meeting of shareholders and until his or her successor is elected and shall qualify;

     2.   To approve the Company's 1998 Stock Option and Incentive Plan;

     3. To ratify the Company's adoption of the 1997 Stock Option and Incentive Plan;

     4. To approve the issuance by the Company of up to 6,666,666 shares of restricted common stock to private investors, together with such additional amounts of common stock as may be issuable as a result of certain "reset" and "reset adjustment" provisions applicable to such shares;

     5. To approve the Board of Directors' selection of Arthur Andersen LLP, as the Company's independent public accountant for the fiscal year ended December 31, 1998; and

     6. To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

     The Company's Board of Directors has fixed the close of business on Monday, June 8, 1998 as the record date for the determination of shareholders having the right to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose germane to the meeting during ordinary business hours at the offices of the Company at 1225 Eagle Gate Tower, 60 East South Temple Street, Salt Lake City, Utah 84111, during the ten business days prior to the meeting.

     You are requested to date, sign and return the enclosed proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying proxy statement and proxy. Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope whether or not you expect to attend the meeting. The giving of your proxy as requested hereby will not affect your right to vote in person should you decide to attend the Annual Meeting.
The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your proxy is revocable at any time before the meeting.

                              By Order of the Board of Directors,


                              Jeffrey N. Clayton, Secretary


Salt Lake City, Utah
June 12, 1998
                           fonix(TM) corporation
                           1225 Eagle Gate Tower
                        60 East South Temple Street
                        Salt Lake City, Utah  84111
                              (801) 328-0161

                       -----------------------------

                              PROXY STATEMENT

                       -----------------------------

                      ANNUAL MEETING OF SHAREHOLDERS

     The enclosed proxy is solicited by the Board of Directors of fonix corporation ("fonix " or the "Company") for use in voting at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Marriott Hotel, 75 South West Temple Street, Salt Lake City, Utah 84101, on Tuesday, July 14, 1998, at 10:00 a.m., M.D.T., and at any postponement or adjournment thereof, for the purposes set forth in the attached notice. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder completing the proxy. If a signed proxy is returned but no specific instructions are given, the shares will be voted
(i) FOR the nominees for directors set forth herein, (ii) FOR the ratification of the Company's adoption of the 1997 Stock Option and Incentive Plan, (iii) FOR approval of the Company's 1998 Stock Option and Incentive Plan, (iv) FOR approval of the issuance by the Company of up to 6,666,666 shares of restricted common stock to private investors, together with such additional amounts of common stock as may be issuable as a result of "reset" or "reset adjustment" provisions applicable to such shares as described herein; and (v) FOR approval of Arthur Andersen LLP, as the Company's independent public accountant for the fiscal year ended December 31, 1998. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Company's Secretary prior to the Annual Meeting or by giving a later dated proxy.

     The presence at the meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's common stock entitled to vote shall constitute a quorum for the transaction of business. The Company does not have cumulative voting for directors; a plurality of the votes properly cast for the election of directors by the shareholders attending the meeting, in person or by proxy, will elect directors to office. A majority of votes properly cast upon any question presented for consideration and shareholder action at the meeting, other than the election of directors, shall decide the question. Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of directors or any other questions and accordingly will have no effect. Votes cast by shareholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by the Company (the Company anticipates that the inspectors will be employees, attorneys or agents of the Company).

     The close of business on Monday, June 8, 1998, has been fixed as the record date for determining the shareholders entitled to notice of, and to
vote at, the Annual Meeting.   Each share shall be entitled to one vote on
all matters. As of the record date there were _________________________ shares of the Company's common stock outstanding and entitled to vote. For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

     This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about Friday, June 12, 1998.

                       -----------------------------

                    PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company's Bylaws provide that the number of directors shall be determined from time to time by the shareholders or the Board of Directors, but that there shall be no less than three. Presently the Company's Board of Directors consists of nine members, all but one of whom are nominees for reelection at the Annual Meeting. Mr. James B. Hayes, who has served as a director since June 1994, will not stand for reelection at the Annual Meeting. Each director elected at the Annual Meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

     The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

                              DIRECTOR NOMINEES

STEPHEN M. STUDDERT, Chairman, Chief Executive Officer. Mr. Studdert, 49, is a co-founder of the Company and has been Chairman since the merger of Phonic Technologies, Inc. ("PTI") and the Company in June 1994, and has been the Company's Chief Executive Officer since May 1996.
     He also is the Chairman of the Board of Directors of K.L.S. Enviro Resources, Inc. ("KLSE"), a company with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Since 1992, Mr. Studdert has been Chairman of Studdert Companies Corp. ("SCC"), an international investment management company that is owned and controlled by three individuals who each are executive officers and directors of the Company. He served as a White House advisor to U.S. Presidents Bush, Reagan and Ford. Mr. Studdert has served as a member of the President's Export Council and the Foreign Trade Practices Subcommittee, and he is a director and former chairman of the Federal Home Loan Bank of Seattle.

THOMAS A. MURDOCK, President, Chief Operating Officer and Director.  Mr.
     Murdock, 54, is a co-founder and has served as an executive officer and member of the Company's Board of Directors since June 1994. Mr. Murdock also has served as President of SCC since 1992 and Assistant to the Chairman and Director of Synergetics, Inc., a research company located in Utah that provides research and development services in connection with the Company's automatic computer voice recognition and related technologies. For much of his career, Mr. Murdock has been a commercial banker and a senior corporate executive with significant international emphasis and experience. Mr. Murdock also serves as a director of KLSE.

ROGER D. DUDLEY, Executive Vice President, Corporate Finance, and Director.
     Mr. Dudley, 45, is a co- founder and has served as an executive officer and member of the Company's Board of Directors since June 1994. Mr. Dudley is also executive vice president of SCC, a position he has held since 1993. After several years at IBM in marketing and sales, he began his career in the investment banking and asset management industry. He has extensive experience in real estate asset management and in project development. He also serves as an executive officer of an entity which manages a foreign investment fund. He is also a director of KLSE.

JOHN A. OBERTEUFFER, Ph.D., Vice President Technology and Director.  Dr.
     Oberteuffer, 57, has been a Director of the Company since March 1997 and Vice President Technology since January 1998. He is also the founder and president of Voice Information Associates, Inc. ("VIA"). VIA is a consulting group providing strategic technical, market evaluation, product development and corporate information to the automatic speech recognition industry. In addition, VIA publishes the monthly newsletter, ASRNews. Dr. Oberteuffer also is executive director of the American Voice Input/Output Society ("AVIOS"). He was formerly vice president, personal computer systems, of Voice Processing Corp. (now merged with Voice Control Systems, Inc.), and also was founder and CEO of Iris Graphics, which was acquired by Seitex Corp. Dr. Oberteuffer received his bachelor's and master's degrees from Williams College, and his Ph.D. in Physics from Northwestern University, and he was a member of the research staff at Massachusetts Institute of Technology for five years.

ALAN C. ASHTON, Ph.D., Director.  Dr. Ashton, 54, has served on the
     Company's Board of Directors since October 23, 1995. He conducted research and taught computer science for more than 16 years before launching his own word-processing computer software company, WordPerfect Corporation, where he also served as an executive officer and director. WordPerfect employed more than 4,000 employees worldwide and realized annual revenues of more than $700 million before being acquired by Novell, Inc. in 1994. Dr. Ashton served as a director Novell from 1994 until 1996. He presently serves on the board of directors of Geneva Steel and SkyMall, Inc. Novell, Geneva Steel and SkyMall each have a class of securities registered under
     Section 12 of the Exchange Act. Dr. Ashton also currently serves on the governing board of Utah Valley State College.

JOSEPH VERNER REED, Director. Ambassador Reed, 61, has served as a director of the Company since June 1994. He is President of the Secretariat and was Under Secretary General of the United Nations in New York. Following a career as a senior advisor to the Chairman of the Chase Manhattan Bank, Ambassador Reed received several Presidential appointments in the United States diplomatic service, including that of United States Ambassador to Morocco, United States Ambassador to the United Nations, and Chief of Protocol of the United States. He has extensive corporate experience and holds honorary doctorates from several universities. Since December 31, 1996, Ambassador Reed also has served as a director of KLSE, a company with a class of securities registered under Section 12 of the Exchange Act.

RICK D. NYDEGGER, Director. Mr. Nydegger, 49, is a patent and trademark attorney. Mr. Nydegger was a founder and, during the past five years, has been a shareholder and director of the law firm Workman, Nydegger & Seeley in Salt Lake City, Utah, a firm specializing in patent, trademark, copyright, trade secret, unfair competition, licensing and intellectual property matters. Mr. Nydegger received his law degree from the J. Reuben Clark Law School (cum laude, 1974) in Provo, Utah. He has published numerous articles in trade journals and law reviews on the subject of computer law and intellectual property. Mr. Nydegger is registered to practice before the U.S. Patent and Trademark Office and has been admitted to practice before the U.S. Court of Appeals in the Federal Circuit and the Fifth and Tenth Circuits, as well as the U.S. Supreme Court. Mr. Nydegger has been a member of the Company's Board of Directors since December 1996. He also joined the Board of Directors of KLSE in December 1996.

REGINALD K. BRACK, Director.  Mr. Brack, 60, was named to the Board of
     Directors in September 1997. He is the chairman emeritus of Time Inc., serving as the CEO of Time Inc. from 1986 until 1994 and as chairman of the board until 1997. Time Inc., a wholly owned subsidiary of Time Warner Inc., is the world's largest book and magazine publishing company and the fastest growing on-line media entity.

              SIGNIFICANT EMPLOYEES AND CONSULTANTS

In addition to the officers and directors identified above, the Company expects the following individuals (listed in alphabetical order) to make significant contributions to the Company's business.

E. DAVID BARTON. Mr. Barton was a founder of AcuVoice and continues to serve as its Chief Executive Officer. Before founding AcuVoice in 1985, Mr. Barton was the founder and Chief Executive Officer of Bartco International, Inc., a Texas corporation from 1976 to 1985. Since 1959, Mr. Barton has held a number of executive positions with companies doing business in the U.S. and abroad. He holds a BA in Psychology and an MA in Psychology and Language from the Catholic University of America, an MA in Japanese Language, History and Culture from the Institute of Oriental Languages in Tokyo, Japan, and an MS (with credits in Linguistics, Phonology and Semantics) from the University of New York.

JEFFREY N. CLAYTON.  Mr. Clayton, 51, has served as Vice President, Legal
     of the Company since January, 1997.   He graduated from the
     University of Utah College of Law in 1972. From 1981 to 1983, he served as Administrator, Pension and Welfare Benefit Programs, U.S. Department of Labor, a member of the Pension Working Group, White House Council on Economic Affairs, and the Chairman of the ERISA Advisory Council, U.S. Department of Labor. From 1981 to 1983, He was Chairman, Interagency Task Force on the Pension Benefit Guarantee Corporation. From 1983 to the present, he has served on the Editorial Advisory Board, Bureau of National Affairs Pension & Benefits Reporter. He presently is a member of the Subcommittee on Fiduciary Responsibility of the Tax Section Committee on Employee Benefits and the Committee on Employee Benefits of the Labor Law Section of the American Bar Association.

CARL HAL HANSEN. Mr. Hansen, 47, is co-inventor of the Company's automatic speech recognition technologies ("ASRT"), and Chairman and CEO of Synergetics. Mr. Hansen holds a degree in Electronics from the Utah Trade Technical Institute of Provo, Utah. For approximately fourteen years, Mr. Hansen was employed by Signetics, Inc. in various capacities, including Test Equipment Engineer, Characterization Engineer, Product Engineer, and as an Electronic Specialist. He was involved in the design, fabrication and release of layout design for PC boards and interfaces. In 1991, Mr. Hansen founded Synergetics, where he continues to have direct leadership with respect to new product development and engineering. Since March 13, 1997, he has been a full-time consultant to the Company.

CAROLINE HENTON, Ph.D.  Dr. Henton, 43, is Vice President and Strategic
     Technology Adviser of the Company since February 1998. Dr. Henton received a masters degree in General Linguistics and a Doctorate in Acoustic Phonetics from the University of Oxford. After an academic career in the UK and California, she joined Apple Computer, Inc. to produce the high quality synthetic speech available on all Apple platforms. For the past five years, Dr. Henton has been Director of Language Development for Voice Processing Corp. (Cambridge, MA) and Director of Linguistic Development for the DECtalk speech synthesizer produced by Digital Equipment Corp. She has also acted as a consultant in speech synthesis, linguistics, localization, speech interface design and as a voice talent for Sun Microsystems, Inc., Claris Corp., Digital Sound Corp., Lexicon naming Inc., Interval Research Inc., Apple Computer, General Magic, Inc., and Digital Equipment Corp.

TONY R. MARTINEZ, Ph.D. Dr. Martinez, 38, is senior consulting scientist for the Company's neural network development. He received his Ph.D. in computer science at UCLA in 1986. He is an associate professor of Computer Science at Brigham Young University and currently heads up the Neural Network and Machine Learning Laboratory in the BYU Ph.D./MS program. His main research is in neural networks, machine learning, ASOCS, connectionist systems, massively parallel algorithms and architectures, and non-von Neuman computing methods. He is associate editor of the Journal of Artificial Neural Networks.

R. BRIAN MONCUR. Mr. Moncur, 39, co-inventor of the Company's ASRT, was employed by Synergetics from 1992 to March 13, 1997, when he became a full-time employee of the Company. He graduated from Brigham Young University with a Bachelor of Science degree in chemical engineering. Before his employment with Synergetics, Mr. Moncur was employed by Signetics, Inc. and Mentorgraphics, where he was a Senior Process Engineer and Software Development Engineer.

DOUGLAS L. REX. Mr. Rex, 53, has served as the Chief Financial Officer of the Company since May 1997. For seven years prior to joining the Company, Mr. Rex was President of Tebbs & Smith P.C., a business consulting, tax planning, accounting and auditing firm. Mr. Rex is a member of the Financial Executives Institute, American Institute of Certified Public Accountants (AICPA) and the Utah Association of Certified Public Accountants (UACPA). Mr. Rex is also the Chief Financial Officer of KLSE. Mr. Rex is also a Vice President and the CFO of SCC.

DALE LYNN SHEPHERD. Mr. Shepherd, 38, Senior Project Engineer and co-inventor of the Company's ASRT, was employed by Synergetics from 1992 to March 13, 1997, when he became a full-time employee of the Company. He graduated from Brigham Young University with a Bachelor of Science Degree in Electrical Engineering. He also received a Masters of Business Administration from B.Y.U. Before his employment with Synergetics, Mr. Shepherd was employed with Mentorgraphics where he acted as a software systems architect in automatic semiconductor design. Before Mentorgraphics, Mr. Shepherd worked on a contract basis with Signetics, Inc.

     None of the executive officers or directors of the Company are related to any other officer or director of the Company.

BOARD OF DIRECTORS MEETINGS, COMMITTEES AND DIRECTOR COMPENSATION

     The Company's Board of Directors took action at 7 duly noticed meetings of the Board during 1997. Each director attended (in person or telephonically) at least 75% of the meetings of the Company's Board of Directors except Messrs. Hayes and Reed, who attended or otherwise participated in 5 of the 7 meetings. During 1997, the Company's Board of Directors had the following committees: 1996 Directors' Stock Option Plan Committee, comprised of Messrs. Ashton, Reed and Studdert; 1997 Stock and Incentive Plan Committee, comprised of Messrs Nydegger and Reed, Audit Committee, comprised of Messrs. Hayes, Reed and Dudley, and Compensation Committee, comprised of Messrs. Studdert, Reed, Ashton and Nydegger. These standing committees conducted meetings in conjunction with meetings of the full Board of Directors.

     Prior to April 1996, the Company's directors received no compensation for their service as such, although the Company historically has reimbursed its directors for actual expenses incurred in traveling to and participating in director's meetings, and the Company intends to continue that policy for the foreseeable future. On April 30, 1996, the Company's board of directors adopted, and the Company's shareholders subsequently approved, the Company's 1996 Directors' Stock Option Plan (the "Directors Plan"). Under the Directors Plan, members of the Board as constituted on the date of adoption received options to purchase 200,000 shares of the Company's Common Stock for each year (or any portion thereof consisting of at least six months) during which such persons had served on the board for each of fiscal years 1994 and 1995 and were granted 200,000 for each of fiscal 1996 and 1997 which options vest after completion of at least six
months' service on the Board during those fiscal years.   Such options have
terms of 10 years.   In addition to the Directors Plan, in 1997, the
Company adopted the 1997 Stock Option and Incentive Plan under which stock options may be granted to directors, as well as other employees and
consultants.   Thus, under the Directors Plan or the 1997 Stock Option
Plan, during the fiscal year ended December 31, 1997, the Company granted stock options to members of the Board as follows:


           STOCK OPTIONS GRANTED TO DIRECTORS DURING FISCAL YEAR 1997

                         SHARES       DATE      EXERCISE         SHARES VESTED
  NAME                   GRANTED (#)  GRANTED   PRICE PER SHARE    AT FY-END
--------------------    -----------  --------  ---------------  -------------
 Stephen M. Studdert    200,000      10/28/97      $6.00          600,000
 Alan C. Ashton         200,000      10/28/97      $6.00          200,000
 Joseph Verner Reed     200,000      10/28/97      $6.00          600,000
 James B. Hayes         200,000      10/28/97      $6.00          600,000
 Rick D. Nydegger       200,000       3/13/97      $7.13          200,000
                        200,000      10/28/97      $6.00                0
 Reginald K. Brack      200,000      10/28/97      $6.00                0
 Thomas A. Murdock      200,000      10/28/97      $6.00          600,000
 Roger D. Dudley        200,000      10/28/97      $6.00          600,000

     Dr. John A. Oberteuffer received options to purchase 180,000 shares of the Company's common stock on January 23, 1998, which options have an exercise price of $3.34 per share and expire on January 23, 2008. Although Dr. Oberteuffer serves on the Company's Board of Directors, such options were paid in connection with his compensation as an employee of the Company, and were granted under the Company's 1997 Stock Option and Incentive Plan rather than the Director's Plan. He has received no other compensation for his service as a director.

            COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms which they file. Based solely on its review of the copies of such forms furnished to the Company during the fiscal year ended December 31, 1997, the Company is aware of the following untimely filings: the grant of the options to each director in October 1997 was reported on a Form 5 which was filed after the 45th day following the fiscal year end. However, the Company believes that all other transactions required to be reported under
Section 16(a) of the Securities Exchange Act were reported on timely filed reports by the affected individuals.

                            EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid to the Company's Chief Executive Officer and the Company's other executive officers whose annual compensation exceeded $100,000 during the last fiscal year (other than the Chief Executive Officer), collectively the "Named Executive Officers":

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION          LONG-TERM COMPENSATION
                               -------------------          ----------------------

                                                                    AWARDS
------------------------------------------------------------------------------------

                                                                         SECURITIES
                                                              OTHER      UNDERLYING
                                                              ANNUAL     OPTIONS/
NAME AND PRINCIPAL POSITION    YEAR (1)      SALARY           BONUS      SARS(#)
---------------------------    -------       --------         ---------  ----------
Stephen M. Studdert              1995        -- /(2)/       -- /(2)/             0
CEO (4/96-Present)               1996       $ 131,539       -- /(2)/       400,000
                                 1997       $ 305,385       -- /(2)/       400,000

Thomas A. Murdock                1995        -- /(2)/       -- /(2)/             0
CEO (6/94 to 4/96)               1996       $ 131,539       -- /(2)/       400,000
President, COO                   1997       $ 305,385       -- /(2)/       400,000

Roger D. Dudley                  1995        -- /(2)/       -- /(2)/             0
Exec. VP                         1996       $ 131,539       -- /(2)/       400,000
                                 1997       $ 305,385       -- /(2)/       400,000

----------------------------

    /(1)/ All options granted to named executive officers during fiscal
          1996 were granted under the Company's 1996 Director's Stock Option Plan as compensation for their service on the Company's Board of Directors [See Director Compensation, above]. All options granted in 1997 were granted pursuant to the Company's 1997 Stock Option and Incentive Plan.

    /(2)/ During fiscal 1995 and part of 1996, these executive officers were not compensated directly by the Company. During those periods, any compensation received by the Named Executive Officers for any services rendered by them to the Company was paid by SCC, an entity owned and controlled by the Named Executive Officers. [See, "Certain Relationships and Related Transactions."] Although the Company makes no representation about the compensation arrangements between SCC and its employees, including the Named Executive Officers, the total compensation paid by the Company to SCC during such periods is as follows:

                                 Management Fee    Management Fee
                       Year         (Cash)             (Stock)

                       1995          $111,339         3,699,900 *
                       1996          $120,000               --

          The management services contract between the Company and SCC obligated the Company to pay SCC a monthly management fee of $50,000, which amounts were invoiced monthly by SCC but often accrued due to the Company's cash flow constraints. By July 1995, the Company owed SCC approximately $1,417,000 of accrued but unpaid management fees. On November 16, 1994, the Company's Board of Directors approved the issuance of warrants (the "SCC Warrants") to purchase up to 3,700,000 shares of the Company's Common Stock to SCC. The authorized purchase price of the SCC Warrants was $.033 per share, and the authorized exercise price for each share of Common Stock underlying the SCC Warrants was $.35. The Board of Directors' resolution authorizing the issuance of the SCC Warrants specified that the purchase price for the SCC Warrants and the exercise price for shares of Common Stock underlying the SCC Warrants could be satisfied by canceling invoices for services previously rendered to the Company under the Consulting Agreement or by cash payment. On July 31, 1995, the Company issued and SCC purchased the SCC Warrants. The purchase price of the SCC Warrants was $.033 per share of Common Stock underlying the SCC Warrants, or an aggregate of $122,100. On August 11, 1995, SCC exercised the SCC Warrants at an exercise price of $.35 per share of Common Stock underlying the SCC Warrants. Both the $122,100 purchase price and the $1,295,000 aggregate exercise price for the SCC Warrants were satisfied by the cancellation of amounts invoiced to the Company by SCC pursuant to the SCC Agreement during the fiscal year ended December 31, 1994 and the period between January 1, 1995 and August 11, 1995. Such cancellation was accomplished on a dollar-for-dollar basis.
          The total dollar value of the transaction subsequently was adjusted upward and expensed as compensation paid by the Company in the amount of $3,699,900. [See, "Certain Relationships and Related Transactions."]

                       OPTION GRANTS IN FISCAL YEAR 1997

                                                                                          POTENTIAL REALIZABLE
                                                                                            VALUE AT ASSUMED
                                                                                             ANNUAL RATES OF
                              INDIVIDUAL GRANTS                                        APPRECIATION FOR OPTION TERM
 --------------------------------------------------------------------------------      ----------------------------
(a)                        (b)             (c)             (d)           (e)               (f)             (g)
                        NUMBER OF
                        SECURITIES      % OF TOTAL
                        UNDERLYING       OPTIONS         EXERCISE
                         OPTIONS        GRANTED TO       OR BASE
                         GRANTED         EMPLOYEES        PRICE      EXPIRATION
NAME                       (#)        IN FISCAL YEAR    ($/SHARE)      DATE              5%  ($)         10%  ($)

--------------------    ------------  ----------------  -----------  -------------       ---------       ----------
Stephen M. Studdert       200,000          4.2%           $6.00      10/28/2007          $60,000         $120,000

Thomas A. Murdock         200,000          4.2%           $6.00      10/28/2007          $60,000         $120,000

Roger D. Dudley           200,000          4.2%           $6.00      10/28/2007          $60,000         $120,000


No options were exercised by the Named Executive Officers during the fiscal year and no options held by them were in the money as of December 31, 1997.

                      EMPLOYMENT CONTRACTS

     The Company presently has executive employment agreements with each of the Named Executive Officers. The material terms of each executive employment agreement with each executive officer are identical and are as follows: The term of each employment contract is from November 1, 1996 through December 31, 2001. Annual base compensation for each executive for the first three years of such term is $250,000 from November 1, 1996 through December 31, 1996; $325,000 from January 1, 1997 through December 31, 1997; and $425,000 from January 1, 1998 through December 31, 1999. The annual base compensation for the final two years of the employment agreement is $550,000 from January 1, 2000 through December 31, 2000; and $750,000 from January 1, 2001 through December 31, 2001. However, for these final two contract years, annual base compensation and the performance-based incentive compensation will be subject to review by the Company's Board of Directors based upon either or both of the market price of the Company's Common Stock and profits derived by the Company from annual revenues from operations. In addition, each executive officer is entitled to annual performance-based incentive compensation payable on or before December 31 of each calendar year during the contract term. During the first three years of the contract term, the performance-based incentive compensation is determined with relation to the market price of the Company's Common Stock, adjusted for stock dividends and splits. If the price of the Company's Common Stock maintains an average price equal to or greater than the level set forth below over a period of any three consecutive months during the calendar year, the performance-based incentive compensation will be paid in the corresponding percentage amount of annual base salary for each year as follows:

     Quarterly Average Stock Price                Percentage
                                                  Bonus
     -----------------------------                ----------
     $10.00                                          30%
     $12.50                                          35%
     $15.00                                          40%
     $20.00                                          45%
     $25.00+                                         50%

     Each such executive officer also is entitled to customary insurance benefits, office and support staff and the use of an automobile. In addition, if any executive is terminated without cause during the contract term then all salary then and thereafter due and owing under the executive employment agreement shall, at the executive's option, be immediately paid in a lump sum payment to the executive officer and all stock options, warrants and other similar rights granted by the Company and then vested or earned shall be immediately granted to the executive officer without restriction or limitation of any kind. Further, the Board of Directors authorized the payment of a cash bonus to SCC in an amount sufficient to pay all personal state and federal income taxes on the 3.7 million shares purchased by SCC on August 11, 1995 and on the bonus amount. The amounts allocated for this bonus was $2.5 million, of which $2,102,585 had been paid out as of December 31, 1997.

     Each executive employment agreement contains a non-disclosure, confidentiality, non-solicitation and non-competition clause. Under the terms of the non-competition clause, each executive has agreed that for a period of one year after the termination of his employment with the Company that the executive not engage in any capacity in a business which competes with or may compete with the Company.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 31, 1998, the number of shares of Common Stock of the Company beneficially owned by all persons known to be holders of more than 5 percent of the Company's Common Stock and by the Executive Officers and Directors of the Company individually and as a group. Unless indicated otherwise, the address of the shareholder is the Company's offices, 60 East South Temple Street, Suite 1225, Salt Lake City, Utah 84111.

                                                             NUMBER OF
                                                              SHARES
NAME AND ADDRESS OF 5% BENEFICIAL OWNERS,                  BENEFICIALLY         PERCENT OF
EXECUTIVE OFFICERS AND DIRECTORS                               OWNED            CLASS/(1)/
------------------------------------------                ------------------    ----------
     Thomas A. Murdock                                    26,947,981/(2)/          51.2%
     President, COO and Director

     Alan C. Ashton, Director                             12,329,167/(3)(4)/       23.7%
     c/o Beesmark Investments, L.C.
     261 East 1200 South
     Orem, Utah 84097

     Beesmark Investments, L.C.                           11,729,167/(4)/          22.8%
     5% Beneficial Owner
     261 East 1200 South
     Orem, Utah  84097

     Roger D. Dudley, Executive Vice President             8,329,596/(5)/          15.9%
     and Director

     Stephen M. Studdert, Chairman of the Board            8,329,296/(6)/          15.9%
     Chief Executive Officer

     Studdert Companies Corp.                              3,700,000/(7)/           7.2%
     5% Beneficial Owner

     Joseph Verner Reed, Director                          1,020,000/(8)/           2.0%
     73 Sterling Road
     Greenwich, Connecticut 06831

     James B. Hayes, Director                              1,020,000/(8)/           2.0%
     One Education Way
     Colorado Springs, Colorado 80906

     Rick D. Nydegger, Director                              400,000                1.0%
     10217 North Oak Creek Lane
     Highland, Utah 84003

     John A. Oberteuffer, Ph.D.                              180,000                *
     Voice Information Associates, Inc.
     14 Glen Road South
     Lexington, Massachusetts 02173

     Reginald K. Brack, Director                             226,500/(9)/           *

     Douglas L. Rex, Chief Financial Officer                 205,300/(10)/          *

     Officers and Directors as a Group (10 persons)       33,086,587               56.4%
----------------

     * Less than 1 percent.

    /(1)/ Percentages rounded to nearest 1/10th of one percent. Except as indicated in the footnotes below, each of the persons listed exercises sole voting and investment power over the shares of the Company's Common Stock listed for each such person in the table.

    /(2)/ Includes 25,657,749 shares of Common Stock deposited in a voting trust (the "Voting Trust") as to which Mr. Murdock is the sole trustee. Persons who have deposited their shares of the Company's Common Stock into the Voting Trust have dividend and liquidation rights in proportion to the number of shares of the Company's Common Stock they have deposited in the Voting Trust, but have no voting rights with respect to such shares. All voting rights associated with the shares deposited into the Voting Trust are exercisable solely and exclusively by the Trustee of the Voting Trust. The Voting Trust expires, unless extended according to its terms, on the earlier of September 30, 1999 or any of the following events: (i) the Trustee terminates it; (ii) the participating shareholders unanimously terminate it; or (iii) the Company is dissolved or liquidated. Although as the sole trustee of the Voting Trust Mr. Murdock exercises the voting rights of all of the shares deposited into the Voting Trust, and accordingly has listed all shares in the Table above, he has no economic or pecuniary interest in any of the shares deposited into the Voting Trust except 3,465,083 shares as to which he directly owns the economic interest, 3,700,000 shares the economic rights as to which are owned by SCC, of which Mr. Murdock is a 1/3 equity owner and 11,400 shares the economic rights as to which are owned by a limited liability company of which Mr. Murdock is a 1/3 equity owner. Also includes 2,813 shares owned directly by Mr. Murdock, 140,232 shares (including shares issuable upon the exercise of options) beneficially owned by members of Mr. Murdock's immediate family and 1,150,000 shares of Common Stock underlying stock options exercisable presently or within 60 days.

    /(3)/ Includes all Common Stock beneficially owned by Beesmark
          Investments, L.C. ("Beesmark") but only to the extent that Dr. Ashton is one of two managers of Beesmark, and, as such, is deemed to share investment power with respect to shares beneficially owned by Beesmark. Also includes 600,000 shares of Common Stock underlying stock options exercisable by Dr. Ashton presently or within 60 days.

    /(4)/ Beesmark's beneficial ownership includes 166,667 shares of Common Stock presently issuable upon the conversion of shares of Series A Preferred Stock. All shares are deposited into the Voting Trust. The managers of Beesmark are Alan C. Ashton and Karen Ashton. As managers of Beesmark, they each are deemed to share voting control over shares beneficially owned by Beesmark. Mrs. Ashton beneficially owns no shares other those deemed to be owned by her as a control person of Beesmark, and consequently her beneficial ownership is not separately reported.

    /(5)/ Includes (i) 3,465,083 shares owned by Mr. Dudley and deposited into the Voting Trust, (ii) 3,700,000 shares owned by SCC as to which Mr. Dudley shares investment power because of his management position with and 1/3 ownership of SCC, which shares are deposited in the Voting Trust; (iii) 2,813 shares owned directly by Mr. Dudley; (iv) 300 shares owned by Mr. Dudley's minor children; (v) 11,400 shares owned by SMD, as to which Mr. Dudley has 1/3 indirect equity ownership and control and that are deposited into the Voting Trust; and (vi) 1,150,000 shares underlying stock options exercisable presently or within 60 days.

    /(6)/ Includes (i) 3,465,083 shares owned by Mr. Studdert and deposited into the Voting Trust, (ii) 3,700,000 shares owned by SCC as to which Mr. Studdert shares investment power because of his management position with and 1/3 ownership of SCC, which shares are deposited in the Voting Trust; (iii) 2,813 shares owned directly by Mr. Studdert; (iv) 11,400 shares owned by SMD, as to which Mr. Studdert has 1/3 direct equity ownership and control and which are deposited in the Voting Trust; and
          (v) 1,150,000 shares underlying stock options exercisable presently or within 60 days.

    /(7)/ All shares deposited into the Voting Trust.

    /(8)/ Includes 1,000,000 shares of Common Stock underlying presently exercisable stock options.

    /(9)/ Includes 26,000 shares owned directly by Mr. Brack and 500 shares owned by Mr. Brack's son and 200,000 shares underlying options.

    /(10)/Includes 2,400 shares owned directly by Mr. Rex, 2,400 shares owned by his spouse, 500 shares owned by an entity owned and controlled by him, and 200,000 shares underlying presently exercisable stock options.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

Studdert Companies Corp.

     SCC is a Utah corporation that provides investment and management services. The officers, directors and owners of SCC are Stephen M. Studdert, Thomas A. Murdock and Roger D. Dudley, each of whom is a director and an executive officer of the Company and each of whom beneficially owns more than ten percent of the Company's issued and outstanding Common Stock. Between June 1994, when the Company commenced its present business of developing its ASRT, and April 30, 1996, the Company did not pay or award any compensation in any form directly to the Company's executive officers. Rather, in June 1994 the Company entered into an Independent Consulting Agreement (the "SCC Agreement") with SCC pursuant to which SCC, through Messrs. Studdert, Murdock and Dudley, rendered certain management and financial services to the Company.

     In 1993, SCC began to render management services to PTI, the Company's predecessor in interest, with respect to PTI's business of developing the ASRT. Those services included providing day-to-day administrative management services, debt financing directly to PTI, procuring debt financing from third parties, and commencing a search for a joint venture partner or merger candidate at monthly charges ranging from $50,000 to $100,000. In June 1994, PTI merged with and into a subsidiary of the Company, after which the Company entered into the SCC Agreement with SCC dated as of June 22, 1994. Under the SCC Agreement, SCC agreed that for a period of two years it would manage all aspects of the Company's day-to-day business, have authority to engage on behalf of the Company such employees, agents and professionals as it deemed appropriate, and be reimbursed for its reasonable costs and expenses incurred for and on behalf of the Company. In return for such services, the Company agreed to compensate SCC in the amount of $50,000 per month, which monthly amount was exclusive of (i) fees for capital raising activities by SCC on the Company's behalf and (ii) actual expenses incurred by SCC.

     Pursuant to the SCC Agreement, the Company paid to SCC $209,300 during the year ended December 31, 1994. At December 31, 1994, the Company owed SCC $1,164,200 for accrued management fees and $66,805 for expenses incurred. Between January and July 1995, SCC continued to invoice the Company for services rendered under the Consulting Agreement. By July 1995, the Company owed SCC approximately $1,417,000 pursuant to the terms of the SCC Agreement. On November 16, 1994, the Company's Board of Directors approved the issuance of warrants to purchase up to 3,700,000 shares of the Company's Common Stock to SCC (the "SCC Warrants"). The authorized purchase price of the SCC Warrants was $.033 per share, and the authorized exercise price for each share of Common Stock underlying the SCC Warrants was $.35. The Board of Directors' resolution authorizing the issuance of the SCC Warrants specified that the purchase price for the SCC Warrants and the exercise price for shares of Common Stock underlying the SCC Warrants could be satisfied by canceling invoices for services previously rendered to the Company under the Consulting Agreement or by cash payment. The November 16, 1994 Board meeting was attended by a quorum of the Board, but only one director who was not also a principal of SCC was present. Subsequently, on April 11, 1995, pursuant to the unanimous consent of all disinterested directors in lieu of a special Board meeting, all of the Company's disinterested directors ratified the adoption of the resolution authorizing the Company to offer the SCC Warrants. On July 31, 1995, the Company issued and SCC purchased the SCC Warrants. The purchase price of the SCC Warrants was $.033 per share of Common Stock underlying the SCC Warrants, or an aggregate of $122,100. On August 11, 1995, SCC exercised the SCC Warrants at an exercise price of $.35 per share of Common Stock underlying the SCC Warrants. Both the $122,100 purchase price and the $1,295,000 aggregate exercise price for the SCC Warrants were satisfied by the cancellation of amounts invoiced to the Company by SCC pursuant to the SCC Agreement during the fiscal year ended December 31, 1994 and the period between January 1, 1995 and August 11, 1995. Such cancellation was accomplished on a dollar-for-dollar basis.

     Between August 1995 and October 1995, SCC continued to invoice the Company for its $50,000 monthly management fee under the Consulting Agreement, portions of which amounts continued to accrue. On October 23, 1995, the Company entered into an investment agreement (the "Beesmark Agreement") with Beesmark. In connection with the Company's execution of the Beesmark Agreement, SCC and the Company collaterally agreed that any then accrued but unpaid balance due to SCC for management services rendered under the SCC Agreement would be placed on "conditional status" and deferred until the Company successfully completed certain developmental milestones set forth in the Beesmark Agreement, at which time such amounts would be due and payable in full. With respect to management services to be rendered by SCC after the closing of the Beesmark Agreement, SCC agreed that the Company would pay only $30,000 of the monthly invoiced $50,000, the balance to be placed on conditional status. Thus, of the total $600,000 invoiced to the Company by SCC during the year ended December 31, 1995, the Company paid SCC $90,000 in cash; $257,000 of accrued but unpaid amounts were placed on conditional status under the Investment Agreement; and $253,000 was canceled in partial payment of the exercise price of the SCC Warrants. In addition to the amounts invoiced by SCC for management fees during the 1995 fiscal year, the Company also reimbursed SCC for actual expenses incurred in the amount of $337,405. Thus, at December 31, 1995, the Company owed SCC $257,000 in management fees, all of which was on conditional status under the terms of the Beesmark Agreement and was payable to SCC only in the event that the Company achieved the developmental milestones set forth in the Beesmark Agreement. At December 31, 1995, the Company also owed SCC $3,825 for expenses incurred. Additionally, during the year ended December 31, 1995, SCC charged a total of $70,915 in capital raising fees to the Company. Of that amount, $49,576 was written off by SCC in connection with the Beesmark Agreement, and $21,339 was paid to SCC.

     Between January 1, 1996 and April 30, 1996, SCC invoiced the Company for services under the SCC Agreement in the amount of $200,000. Of that amount, $80,000 was placed on conditional status pursuant to the Beesmark Agreement and $120,000 was paid to SCC. On April 30, 1996, the disinterested members of the Company's Board of Directors authorized the Company to enter into an agreement with SCC modifying the SCC Agreement effective May 1, 1996. Under the SCC Agreement, as modified, SCC no longer invoices the Company for management services, but continues to invoice the Company for reimbursement of actual expenses incurred on the Company's behalf. SCC and the Company agreed that any amounts invoiced under the SCC Agreement but placed on conditional status pursuant to the Beesmark Agreement would remain outstanding obligations of the Company payable only if the Company achieved the milestones specified in the Beesmark Agreement. The Company further agreed to pay any then accrued but unpaid amounts invoiced under the SCC Agreement, including amounts owed and carried over from the year ended December 31, 1995, which amounts totaled $5,862, as well as outstanding amounts for expenses incurred. In connection with the modification of the SCC Agreement, the disinterested members of the Company's Board of Directors approved base salaries for fiscal year 1996 for each of the Company's executive officers, effective as of April 1996, as follows: Stephen M. Studdert, Chief Executive Officer -- $180,000; Thomas A. Murdock, President and Chief Operating Officer -- $180,000; and Roger D. Dudley, Executive Vice President and Chief Financial Officer -- $180,000. Effective November 15, 1996, the disinterested members of the Company's Board of Directors approved an increase in the base salaries of the executive officers from $180,000 to $250,000 per annum for the remainder of fiscal 1996, with base compensation increasing annually over the five-year term of those persons' employment agreements. [See Item 10. Executive Compensation]. In September 1996, Beesmark made the last of the funding payments provided for under the terms of the Beesmark Agreement.
On February 10, 1997, the Company paid to SCC the entire balance due to SCC for accrued management fees in the amount of $337,000. Thus, during the year ended December 31, 1996, the Company paid to SCC a total of $120,000 for management fees and SCC was reimbursed for actual expenses incurred on the Company's behalf in the amount of $740,052. During 1996, the Company made no payments to SCC for capital raising activities. The Company and SCC have agreed to extend the SCC Agreement, at least insofar as the Company has agreed to reimburse SCC for actual expenses incurred on behalf of the Company, until December 1998.

     The Company paid no compensation in any form directly to any of its executive officers during fiscal 1995 and until April 1, 1996. However, as the principals of SCC, during such periods, the Company's executive officers received a portion of the amounts paid by the Company to SCC under the SCC Agreement. See "Executive Compensation."

Cancellation of Debt By SCC and Thomas A. Murdock

     In connection with the Beesmark Agreement, SCC and the Company entered into a collateral agreement whereby SCC agreed that it would cancel principal debt of $135,368 and accrued interest of $19,298 owed by the Company to SCC in connection with a promissory note executed by PTI and assumed by the Company at the time of the merger of PTI with and into a subsidiary of the Company. In another collateral agreement, the Company and Thomas A. Murdock, a director and executive officer of the Company, agreed that the Company would cancel principal debt of $286,493 and accrued interest of $65,715 due to Mr. Murdock under a promissory note initially made by PTI and assumed by the Company at the time of the merger of PTI with and into a subsidiary of the Company.

Alan C. Ashton and Beesmark Investments, L.C.

     On October 23, 1995, the Company, Beesmark and Dr. Ashton entered into the Beesmark Agreement. Dr. Ashton is presently a director of the Company, although he did not occupy such position when the Beesmark Agreement was negotiated and executed. Dr. Ashton also is a co-manager of and has an indirect pecuniary interest in a portion of Beesmark's assets. Pursuant to the Beesmark Agreement, Beesmark agreed to provide a total of $6,050,000 of funding to the Company over a period of approximately 11 months, provided that during that time the Company was able to timely meet, to Beesmark's satisfaction, specified developmental milestones. In return for the funding provided to Beesmark, the Company issued 11,562,500 shares of Common Stock at a price of $.48 per share and a $500,000 Series A Convertible Subordinated Debenture. The Debenture was subsequently converted to 166,667 shares of Series A Preferred Stock.

Synergetics

     Thomas A. Murdock, a director and the Chief Operating Officer of the Company, is also one of seven directors of Synergetics. In addition, Mr. Murdock, Stephen M. Studdert and Roger D. Dudley, each of whom is an executive officer and director of the Company, own shares of the Common Stock of Synergetics, although such share ownership in the aggregate constitutes less than 5% of the total shares of Synergetics common stock issued and outstanding.

John A. Oberteuffer

     Mr. Oberteuffer has been a director of the Company since March 1997 and an executive officer of the Company since January 1998. Mr. Oberteuffer is also the founder and president of Voice Information Associates, Inc. ("VIA"), a consulting group providing strategic technical, market evaluation, product development and corporate information to the speech recognition industry. During fiscal year 1997, the Company paid approximately $110,000 in consulting fees to VIA for services provided to the Company. In April 1998, the Company entered into an agreement with Dr. Oberteuffer under which Dr. Oberteuffer assigned certain patent and other rights to certain technology for 500,000 Common Stock purchase warrants. The exercise price of the warrants is $5.13 per share (the closing price of the Company's Common Stock on the date of the agreement). 250,000 warrants are exercisable for a three-year period commencing with the date of the agreement and the balance of the warrants become exercisable at such time as a patent is issued relating to the technology.

SMD

     From September 4, 1997, through October 15, 1997 and again on
December 31, 1997, the Company borrowed funds from SMD pursuant to a revolving, unsecured promissory note, bearing interest at the rate of 12% per annum. The aggregate of all amounts loaned under the note was $2,000,000 and the highest outstanding balance at any one time was $1,550,000. All amounts have been repaid, together with $5,542.14 in interest. The loan and its terms were approved by the independent members of the board of directors of the Company.

     On March 19, 1998, the Company granted an aggregate of 450,000 stock options to the three executive officers who also own SMD. These options have a ten-year life and an exercise price of $5.16 per share.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR

                          --------------------------

PROPOSAL 2 -- TO APPROVE THE COMPANY'S 1998 STOCK OPTION AND INCENTIVE PLAN

     The Company's Board of Directors has approved and recommended that the Company's shareholders adopt the fonix corporation 1998 Stock Option and Incentive Plan (the "1998 Plan"). The Company's common stock is quoted on the Nasdaq SmallCap Market. The rules of the Nasdaq Stock Market, as recently amended to apply to companies listed on the SmallCap Market, require that shareholder approval be obtained when a stock option or purchase plan is to be established or other arrangement made pursuant to which stock may be acquired by officers or directors. In compliance with this policy, at the Annual Meeting, the Company's shareholders will be asked to approve the adoption of the 1998 Plan, and the Board of Directors is soliciting the enclosed proxy as to that decision. A brief description of the material provisions of the 1998 Plan follows.

     The 1998 Plan provides for the award of incentive stock options to key employees and the award of non-qualified stock options, stock appreciation rights, cash and stock bonuses, and other incentive grants to directors, employees and certain nonemployees who have important relationships with the Company or its subsidiaries. The 1998 Plan was adopted by the Board of Directors on June 1, 1998, which date is the effective date of the 1998 Plan. The principal provisions of the 1998 Plan are summarized below.

     Administration.

     The 1998 Plan is administered by a committee of at least two non-employee directors of the Company (the "1998 Plan Committee"). The 1998 Plan Committee will determine and designate the individuals and classes of individuals to whom awards under the 1998 Plan should be made and the amount, terms and conditions of the awards. The 1998 Plan Committee may adopt and amend rules relating to the administration of the 1998 Plan. The 1998 Plan Committee presently is comprised of Messrs. Nydegger and Reed. The 1998 Plan is intended to comply with Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereto.

     Eligibility.

     Awards under the 1998 Plan may be made to officers, directors or key employees of the Company and its subsidiaries, and to nonemployee agents, consultants, advisors, and other persons whom the 1998 Plan Committee believes have made or will make an important contribution to the Company or any subsidiary thereof, subject to Section 422 of the Code, which limits the grant of "Incentive Stock Options" to executive officers and other senior managerial and professional employees.

     Shares Available.

     Subject to adjustment as provided in the 1998 Plan, a maximum of 10,000,000 shares of the Company's common stock will be reserved for issuance thereunder. If an option or stock appreciation right granted under the 1998 Plan expires or is terminated or canceled, the unissued shares subject to such option or stock appreciation right are again available under the 1998 Plan. In addition, if shares sold or awarded as a bonus under the 1998 Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased are again available under the 1998 Plan. In the absence of an effective registration statement under the Securities Act of 1933, as amended (the "Act"), all shares granted under the 1998 Plan will be restricted as to subsequent resales or transfer, pursuant to Rule 144 under the Act.

     Term.

     No awards shall be granted under the 1998 Plan after or on that date that shall be ten years after the date the 1998 Plan was adopted by the Board of Directors, although the 1998 Plan and all awards made under the 1998 Plan prior to such termination date shall remain in effect until such awards have been satisfied or terminated in accordance with the 1998 Plan and the terms of such awards.

     Stock Option Grants (NSOs and ISOs).

     The 1998 Plan Committee may grant Incentive Stock Options ("ISOs") and Non-Statutory Stock Options ("NSOs") under the 1998 Plan. With respect to each option grant, the 1998 Plan Committee will determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised (including whether the option will be subject to any vesting requirements and whether there will be any conditions precedent to exercise of the option), and the other terms and conditions of the option. Unless the Committee determines, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower option price, the option or exercise price per share of NSOs shall be 100% of the fair market value of a share of the Company's common stock on the date the NSOs are granted. The 1998 Plan specifies that options granted thereunder may not be exercised at any time within six months of the grant date of such options. Options granted under the plan expire six months after the termination of the option holder's employment for reasons other than permanent disability, retirement or death.

     ISOs are subject to special terms and conditions. The aggregate fair market value, on the date of the grant, of the common stock for which an ISO is exercisable for the first time by the optionee during any calendar year may not exceed $100,000. An ISO may not be granted to an employee who possesses more than 10% of the total voting power of the Company's stock unless the option price is at least 110% of the fair market value of the Common Stock subject to the option on the date it is granted, and the option is not exercisable for 5 years after the date of grant. No ISO may be exercisable after 10 years from the date of grant. The option price may not be less than 100% of the fair market value of the Common Stock covered by the option at the date of grant.

     In connection with the grant of NSOs or ISOs, the 1998 Plan authorizes the issuance of "Reload Options" which allow employees to receive options to purchase that number of shares that shall equal (i) the number of shares of common stock used to exercise underlying NSOs or ISOs, and (ii) if authorized by the 1998 Plan Committee, the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of the underlying NSOs or ISOs.

     In general, no vested option may be exercised unless at the time of such exercise the holder of such option is employed by or in the service of the Company or any subsidiary thereof, within 36 months following termination of employment by reason of death, 12 months following termination by reason of permanent disability or retirement (or in the case of ISOs within 12 months of termination for death or disability), or within six months following termination for any other reason, except for cause, in which case all unexercised options shall terminate forthwith. No shares may be issued pursuant to the exercise of an option until full payment therefor has been made. Upon the exercise of an option, the number of shares reserved for issuance under the 1998 Plan will be reduced by the number of shares issued upon exercise of the option.

     Stock Appreciation Rights.

     Two types of Stock appreciation rights ("SARs") may be granted under
the 1998 Plan:  "Alternate SARs" and "Limited Rights."   Alternate SARs are
granted concurrently with or subsequent to stock options, and permit the option holder to be paid, in common stock, the excess of the fair market value of each share of common stock underlying the stock option at the date of exercise of the Alternate SARs and the fair market value of each share of common stock underlying the option at the grant date. The exercise of Alternate SARs shall be in lieu of the exercise of the stock option underlying the SARs, and upon such exercise a corresponding number of stock options shall be canceled. Alternate SARs are exercisable upon the same terms and conditions as are applicable to the options underlying them.
Upon the exercise of an Alternate SAR, the number of shares reserved for issuance under the 1998 Plan will be reduced by the number of shares issued.

     Limited Rights may be issued concurrently with or subsequent to the award of any stock option or Alternate SAR under the 1998 Plan. Limited Rights allow the holder thereof to be paid appreciation on the stock option or the amount of appreciation receivable upon exercise of an Alternate SAR in cash and in lieu of exercising such options or rights. Limited Rights are exercisable only to the same extent and subject to the same conditions and within the same time periods as the stock options or Alternate SARs underlying such Limited Rights. Limited Rights are exercisable in full for a period of seven months following a change in control of the Company.
Upon the exercise of Limited Rights, the stock options or Alternate SARs underlying such Limited Rights shall terminate. Cash payments upon the exercise of Limited Rights will not reduce the number of shares of common stock reserved for issuance under the 1998 Plan. No SARs have been granted under the 1998 Plan.

     Stock Bonus Awards.

     The 1998 Plan Committee may award shares of common stock as a stock bonus under the 1998 Plan. The 1998 Plan Committee may determine the recipients of the awards, the number of shares to be awarded, and the time of the award. Stock received as a stock bonus is subject to the terms, conditions, and restrictions determined by the 1998 Plan Committee at the time the stock is awarded. No stock bonus awards have been granted under the 1998 Plan.

     Cash Bonus Rights.

     The 1998 Plan Committee may grant cash bonus rights under the 1998 Plan either outright or in connection with (i) options granted or previously granted, (ii) SARs granted or previously granted, (iii) stock bonuses awarded or previously awarded, and (iv) shares issued under the 1998 Plan. Bonus rights granted in connection with options entitle the optionee to a cash bonus if and when the related option is exercised. The amount of the bonus is determined by multiplying the excess of the total fair market value of the shares acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. Bonus rights granted in connection with a SAR entitle the holder to a cash bonus when the SAR is exercised, that is determined by multiplying the amount received upon exercise of the SAR by the applicable bonus percentage.
Bonus rights granted in connection with stock bonuses entitle the recipient to a cash bonus, in an amount determined by the 1998 Plan Committee, either at the time the stock bonus is awarded or upon the lapse of any restrictions to which the stock is subject. No bonus rights have been granted under the 1998 Plan.

     Non-Assignability of 1998 Plan Awards

     No award under the 1998 Plan shall be assignable or transferable by the recipient thereof, except by will or the laws of descent or pursuant to a qualified domestic relations order as defined in the Code.

     Changes in Capital Structure.

     The 1998 Plan provides that if the outstanding common stock of the Company is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the 1998 Plan Committee in the number and kind of shares available for grants under the 1998 Plan. In addition, the 1998 Plan Committee will make appropriate adjustments in the number and kind of shares as to which outstanding options will be exercisable. In the event of a merger, consolidation or other fundamental corporate transformation, the Board may, in its sole discretion, permit outstanding options to remain in effect in accordance with their terms; to be converted into options to purchase stock in the surviving or acquiring corporation in the transaction; or to be exercised, to the extent then exercisable, during a period prior to the consummation of the transaction established by the 1998 Plan Committee or as may otherwise be provided in the 1998 Plan.

     Tax Consequences.

     The following description addresses the federal income tax consequences of the 1998 Plan. Although the Company believes the following statements are correct based on existing provisions of the Code and legislative history and administrative and judicial interpretations thereof, no assurance can be given that changes will not occur which would modify such statements. Also, such statements are intended only to provide basic information. Each 1998 Plan participant should consult his or her own tax advisor concerning the tax consequences of participation in the 1998 Plan because individual financial and federal tax situations may vary, and state and local tax considerations may be significant.

     Certain options authorized to be granted under the 1998 Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or exercise of the ISO. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset held for more than one year. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or the exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

     Certain options authorized to be granted under the 1998 Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO until the option is exercised. When the NSO is exercised, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

     An employee who receives stock in connection with the performance of services will generally realize income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Code and no election under Section 83(b) of the Code is filed within 30 days after the original transfer. The Company generally will be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold employment taxes on the amount of the income the employee recognizes. A participant who receives a cash bonus right under the 1998 Plan generally will recognize income equal to the amount of any cash bonus paid at the time of receipt of the bonus, and the Company generally will be entitled to a deduction equal to the income recognized by the participant.

     Section 162(m) of the Code limits to $1 million per person the amount the Company may deduct for compensation paid to any of its most highly compensated officers. Compensation received through the exercise of an option or SAR will not be subject to the $1 million limit if the option or SAR and the plan pursuant to which it is granted meet certain requirements. The currently applicable requirements are that the option or SAR be granted by a committee of at least two disinterested directors and that the exercise price of the option or the SAR be not less than fair market value of the Common Stock on the date of grant. Accordingly, the Company believes compensation received on exercise of options and SARs granted under the 1998 Plan in compliance with the above requirements will not be subject to the $1 million deduction limit.

     Amendments to 1998 Plan

     The Committee may at any time and from time to time terminate or modify or amend the 1998 Plan in any respect, including in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to the 1998 Plan or to comply with stock exchange rules or requirements.

     No awards of any type have been made under the 1998 Plan as of the date of this Proxy Statement.

THE BOARD RECOMMENDS APPROVAL OF THE 1998 STOCK OPTION AND INCENTIVE PLAN

              ____________________________________


PROPOSAL 3 -- TO RATIFY THE ADOPTION OF THE 1997 STOCK OPTION AND INCENTIVE
             PLAN

     The Company's Board of Directors approved and adopted the Company's 1997 Stock Option and Incentive Plan (the "1997 Plan") during the fiscal year ended December 31, 1997. At the time the 1997 Plan was adopted, the Company was not required under applicable securities laws or exchange rules to obtain shareholder approval of the 1997 Plan. Effective January 26, 1998, the Company became subject to Nasdaq Stock Market Rule 4310(c)(25)(H)(i)(a), which requires shareholder approval "when a stock option or purchase plan is to be established or other arrangement made pursuant to which stock may be acquired by officers or directors." In compliance with this policy, at the Annual Meeting, the Company's shareholders will be asked to ratify the adoption of the 1997 Plan, and the Board of Directors is soliciting the enclosed proxy as to that decision. A brief description of the material provisions of the 1997 Plan and a table summarizing the benefits to be conferred under the 1997 Plan follows.

     Administration.

     The 1997 Plan is administered by a committee of at least two non-employee directors of the Company (the "1997 Plan Committee"). The 1997 Plan Committee will determine and designate the individuals and classes of individuals to whom awards under the 1997 Plan should be made and the amount, terms and conditions of the awards. The 1997 Plan Committee may adopt and amend rules relating to the administration of the 1997 Plan. The 1997 Plan Committee presently is comprised of Messrs. Nydegger and Reed. The 1997 Plan is intended to comply with Rule 16b-3 adopted under the Exchange Act, and Section 162(m) of the Code, and the regulations thereto.

     Eligibility.

     Awards under the 1997 Plan may be made to officers, directors or key employees of the Company and its subsidiaries, and to nonemployee agents, consultants, advisors, and other persons whom the 1997 Plan Committee believes have made or will make an important contribution to the Company or any subsidiary thereof, subject to Section 422 of the Code, which limits the grant of "Incentive Stock Options" to executive officers and other senior managerial and professional employees.

     Shares Available.

     Subject to adjustment as provided in the 1997 Plan, a maximum of 7,500,000 shares of the Company's common stock will be reserved for issuance thereunder. As of the date hereof, 7,234,000 shares have been granted under the 1997 Plan. If an option or stock appreciation right granted under the 1997 Plan expires or is terminated or canceled, the unissued shares subject to such option or stock appreciation right are again available under the 1997 Plan. In addition, if shares sold or awarded as a bonus under the 1997 Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased are again available under the 1997 Plan. In the absence of an effective registration statement under the Securities Act of 1933, as amended (the "Act"), all shares granted under the 1997 Plan will be restricted as to subsequent resales or transfer, pursuant to Rule 144 under the Act.

     Term.

     No awards shall be granted under the 1997 Plan after or on that date that shall be ten years after the date the 1997 Plan was adopted by the Board of Directors, although the 1997 Plan and all awards made under the 1997 Plan prior to such termination date shall remain in effect until such awards have been satisfied or terminated in accordance with the 1997 Plan and the terms of such awards.

     Stock Option Grants (NSOs and ISOs).

     The 1997 Plan Committee may grant Incentive Stock Options ("ISOs") and Non-Statutory Stock Options ("NSOs") under the 1997 Plan. With respect to each option grant, the 1997 Plan Committee will determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised (including whether the option will be subject to any vesting requirements and whether there will be any conditions precedent to exercise of the option), and the other terms and conditions of the option. Unless the Committee determines, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower option price, the option or exercise price per share of NSOs shall be 100% of the fair market value of a share of the Company's common stock on the date the NSOs are granted. The 1997 Plan specifies that options granted thereunder may not be exercised at any time within six months of the grant date of such options. Options granted under the plan expire six months after the termination of the option holder's employment for reasons other than permanent disability, retirement or death.

     ISOs are subject to special terms and conditions. The aggregate fair market value, on the date of the grant, of the common stock for which an ISO is exercisable for the first time by the optionee during any calendar year may not exceed $100,000. An ISO may not be granted to an employee who possesses more than 10% of the total voting power of the Company's stock unless the option price is at least 110% of the fair market value of the Common Stock subject to the option on the date it is granted, and the option is not exercisable for 5 years after the date of grant. No ISO may be exercisable after 10 years from the date of grant. The option price may not be less than 100% of the fair market value of the Common Stock covered by the option at the date of grant.

     In connection with the grant of NSOs or ISOs, the 1997 Plan authorizes the issuance of "Reload Options" which allow employees to receive options to purchase that number of shares that shall equal (i) the number of shares of common stock used to exercise underlying NSOs or ISOs, and (ii) if authorized by the 1997 Plan Committee, the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of the underlying NSOs or ISOs.

     In general, no vested option may be exercised unless at the time of such exercise the holder of such option is employed by or in the service of the Company or any subsidiary thereof, within 36 months following termination of employment by reason of death, 12 months following termination by reason of permanent disability or retirement (or in the case of ISOs within 12 months of termination for death or disability), or within six months following termination for any other reason, except for cause, in which case all unexercised options shall terminate forthwith. No shares may be issued pursuant to the exercise of an option until full payment therefor has been made. Upon the exercise of an option, the number of shares reserved for issuance under the 1997 Plan will be reduced by the number of shares issued upon exercise of the option.

     Stock Appreciation Rights.

     Two types of Stock appreciation rights ("SARs") may be granted under
the 1997 Plan:  "Alternate SARs" and "Limited Rights."   Alternate SARs are
granted concurrently with or subsequent to stock options, and permit the option holder to be paid, in common stock, the excess of the fair market value of each share of common stock underlying the stock option at the date of exercise of the Alternate SARs and the fair market value of each share of common stock underlying the option at the grant date. The exercise of Alternate SARs shall be in lieu of the exercise of the stock option underlying the SARs, and upon such exercise a corresponding number of stock options shall be canceled. Alternate SARs are exercisable upon the same terms and conditions as are applicable to the options underlying them.
Upon the exercise of an Alternate SAR, the number of shares reserved for issuance under the 1997 Plan will be reduced by the number of shares issued.

     Limited Rights may be issued concurrently with or subsequent to the award of any stock option or Alternate SAR under the 1997 Plan. Limited Rights allow the holder thereof to be paid appreciation on the stock option or the amount of appreciation receivable upon exercise of an Alternate SAR in cash and in lieu of exercising such options or rights. Limited Rights are exercisable only to the same extent and subject to the same conditions and within the same time periods as the stock options or Alternate SARs underlying such Limited Rights. Limited Rights are exercisable in full for a period of seven months following a change in control of the Company.
Upon the exercise of Limited Rights, the stock options or Alternate SARs underlying such Limited Rights shall terminate. Cash payments upon the exercise of Limited Rights will not reduce the number of shares of common stock reserved for issuance under the 1997 Plan. No SARs have been granted under the 1997 Plan.

     Stock Bonus Awards.

     The 1997 Plan Committee may award shares of common stock as a stock bonus under the 1997 Plan. The 1997 Plan Committee may determine the recipients of the awards, the number of shares to be awarded, and the time of the award. Stock received as a stock bonus is subject to the terms, conditions, and restrictions determined by the 1997 Plan Committee at the time the stock is awarded. No stock bonus awards have been granted under the 1997 Plan.

     Cash Bonus Rights.

     The 1997 Plan Committee may grant cash bonus rights under the 1997 Plan either outright or in connection with (i) options granted or previously granted, (ii) SARs granted or previously granted, (iii) stock bonuses awarded or previously awarded, and (iv) shares issued under the 1997 Plan. Bonus rights granted in connection with options entitle the optionee to a cash bonus if and when the related option is exercised. The amount of the bonus is determined by multiplying the excess of the total fair market value of the shares acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. Bonus rights granted in connection with a SAR entitle the holder to a cash bonus when the SAR is exercised, that is determined by multiplying the amount received upon exercise of the SAR by the applicable bonus percentage.
Bonus rights granted in connection with stock bonuses entitle the recipient to a cash bonus, in an amount determined by the 1997 Plan Committee, either at the time the stock bonus is awarded or upon the lapse of any restrictions to which the stock is subject. No bonus rights have been granted under the 1997 Plan.

     Non-Assignability of 1997 Plan Awards

     No award under the 1997 Plan shall be assignable or transferable by the recipient thereof, except by will or the laws of descent or pursuant to a qualified domestic relations order as defined in the Code.

     Changes in Capital Structure.

     The 1997 Plan provides that if the outstanding common stock of the Company is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the 1997 Plan Committee in the number and kind of shares available for grants under the 1997 Plan. In addition, the 1997 Plan Committee will make appropriate adjustments in the number and kind of shares as to which outstanding options will be exercisable. In the event of a merger, consolidation or other fundamental corporate transformation, the Board may, in its sole discretion, permit outstanding options to remain in effect in accordance with their terms; to be converted into options to purchase stock in the surviving or acquiring corporation in the transaction; or to be exercised, to the extent then exercisable, during a period prior to the consummation of the transaction established by the 1997 Plan Committee or as may otherwise be provided in the 1997 Plan.

     Tax Consequences.

     The following description addresses the federal income tax consequences of the 1997 Plan. Although the Company believes the following statements are correct based on existing provisions of the Code and legislative history and administrative and judicial interpretations thereof, no assurance can be given that changes will not occur which would modify such statements. Also, such statements are intended only to provide basic information. Each 1997 Plan participant should consult his or her own tax advisor concerning the tax consequences of participation in the 1997 Plan because individual financial and federal tax situations may vary, and state and local tax considerations may be significant.

     Certain options authorized to be granted under the 1997 Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or exercise of the ISO. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset held for more than one year. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or the exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

     Certain options authorized to be granted under the 1997 Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO until the option is exercised. When the NSO is exercised, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

     An employee who receives stock in connection with the performance of services will generally realize income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Code and no election under Section 83(b) of the Code is filed within 30 days after the original transfer. The Company generally will be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold employment taxes on the amount of the income the employee recognizes. A participant who receives a cash bonus right under the 1997 Plan generally will recognize income equal to the amount of any cash bonus paid at the time of receipt of the bonus, and the Company generally will be entitled to a deduction equal to the income recognized by the participant.

     Section 162(m) of the Code limits to $1 million per person the amount the Company may deduct for compensation paid to any of its most highly compensated officers. Compensation received through the exercise of an option or SAR will not be subject to the $1 million limit if the option or SAR and the plan pursuant to which it is granted meet certain requirements. The currently applicable requirements are that the option or SAR be granted by a committee of at least two disinterested directors and that the exercise price of the option or the SAR be not less than fair market value of the Common Stock on the date of grant. Accordingly, the Company believes compensation received on exercise of options and SARs granted under the 1997 Plan in compliance with the above requirements will not be subject to the $1 million deduction limit.

     Amendments to 1997 Plan

     The Committee may at any time and from time to time terminate or modify or amend the 1997 Plan in any respect, including in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to the 1997 Plan or to comply with stock exchange rules or requirements.

     The following table summarizes certain information about options issued under the 1997 Plan during 1997 and through March 31, 1998.

                                       NEW PLAN BENEFITS

                                       1997 Stock Option
                                       and Incentive Plan
                                       ------------------
Name and Position                      Dollar Value ($) /(1)/               No. of Units
--------------------------------------------------------------------------------------------
Stephen M. Studdert                             $0                              350,000 /(2)/
Chairman of the Board                                                               Shares
Chief Executive Officer

Thomas A. Murdock                               $0                              350,000 /(2)/
President, Chief Operating Officer                                                  Shares
and Director

Roger D. Dudley                                 $0                              350,000 /(2)/
Executive Vice President,                                                           Shares
Director

Current Executive Officers                      $0                            1,050,000
As A Group                                                                          Shares

Current Directors Who Are Not                   $0                             1,380,000 /(3)/
Executive Officers As A Group                                                        Shares

All Employees Who Are Not                       $0                             4,784,000 /(4)/
Executive Officers As A Group                                                       Shares
______________________

    /(1)/ Because the exercise price of such options is 100% of the closing market price on the grant date, the options have no dollar value as of the grant date. However, in the event the options are exercised when the market price of the Company's common stock exceeds the option exercise price, the difference between those prices will result in a gain to the exercising option holder corresponding to the amount of such difference.

    /(2)/ Includes options to purchase 200,000 shares at exercise price of $6.00 granted October 28, 1997, and exercisable June 1, 1998, and 150,000 shares at $5.156 granted March 18, 1998, and exercisable September 15, 1998.

    /(3)/ Includes options to purchase 200,000 shares at exercise price of $7.130 granted March 13, 1997 and exercisable September 13, 1998, 1,000,000 shares at exercise price of $6.00 granted October 28, 1997 and exercisable June 1, 1998, and 180,000 shares at exercise price of $3.34 granted January 23, 1998 and exercisable beginning July 23, 1998.

    /(4)/ Exercise prices range from $3.34 to $7.16 per share.

THE BOARD RECOMMENDS RATIFICATION OF THE 1997 STOCK OPTION AND INCENTIVE
PLAN

               ________________________________________


PROPOSAL 4 -- APPROVAL OF THE ISSUANCE OF UP TO 6,666,666 SHARES OF RESTRICTED STOCK TO PRIVATE INVESTORS, TOGETHER WITH SUCH ADDITIONAL AMOUNTS OF COMMON STOCK AS MAY BE ISSUABLE AS A RESULT OF "RESET" AND "RESET ADJUSTMENT PROVISIONS APPLICABLE TO SUCH SHARES.

     In March 1998, the Company completed a private placement (the "Offering") of up to 6,666,666 shares (the "Shares") of its restricted common stock to seven separate investment funds. The total purchase price to be paid by the investors for the Shares is $30,000,000. Of that amount, $15,000,000 was provided to the Company on March 12, 1998, in return for which the Company issued a total of 3,333,333 of the Shares, pro rata to the investors in proportion to the total amount of the purchase price paid by them. The remainder of the purchase price is to be paid by the investors on July 27, 1998, provided that, as of that date, certain conditions are satisfied. Specifically, such conditions include the following: (i) that the registration statement covering all of the Common Stock to be issued is effective as of such date, (ii) the representations and warranties of the Company as set forth in the documents underlying the Offering shall be correct in all material respects, (iii) the market price of the Company's common stock shall exceed $4.50 per share, (iv) the dollar volume of trading in the Company's common stock for the 10-trading-day period preceding such date shall equal or exceed $1,000,000, (v) that there shall be at least 18 market makers for the Company's common stock, and (vi) there shall be no material adverse change in the Company's business or financial condition.

     Additionally, the investors in the Offering will have certain "reset" rights pursuant to which the investors will receive additional shares of restricted common stock ("Reset Shares") if the average market price of the Company's Common Stock for the 60-day periods following the initial closing date and the second funding date does not equal or exceed $5.40 per share. The number of Reset Shares that will be issued, if any, will be determined by dividing (x) the product of (A) the amount by which such 60-day average price is less than $5.40 and (B) the number of Shares issued to the investor by (y) the 60-day average price. The investors in the offering also have certain first rights of refusal and other rights if the Company conducts other offerings in the near future with other investors and the terms of such other offerings are more advantageous to such other investors than the terms of the Offering.

     The number of shares of common stock issued pursuant to the reset rights described immediately above is subject to further adjustment if, at any time prior to or on the 60th day following the date on which the reset amount for the shares issued on the second funding date is calculated, the Company sells common stock or securities convertible into common stock at a discount of 16.66% or more from the closing bid price of the common stock as reported on the Nasdaq Stock Market as of the date of such other transaction (the "Discount Percentage"). The number of additional shares of common stock issued in respect of such adjustment is referred to herein as "Reset Adjustment Shares"). The number of Reset Adjustment Shares issuable shall be obtained by multiplying (i) the number of Reset Shares issued by (ii) the quotient of (x) the Adjusted Yield divided by (y) .20. "Adjusted Yield" shall for purposes of this calculation be the quotient of
(A) the Discount Percentage by (B) the difference of 1 minus the Discount Percentage.

     New Nasdaq SmallCap Market Rule 4310(c)(25)(H), which became effective as of January 26, 1998 requires shareholder approval for the issuance of shares of common stock in a transaction or series of transactions involving, among other types of transactions, the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power obtained before the issuance for less than the greater of book or market value of the stock. The number of Shares issued in connection with the Offering will not exceed 20% of the voting power outstanding before the issuance. However, it is possible that the aggregate number of shares of common stock, including the Shares, the Reset Shares and Reset Adjustment Shares, if any, could exceed 20% of the voting power outstanding prior to the Offering. In such event, under applicable Nasdaq Stock Market Rules, the approval of the Company's shareholders would be necessary to issue the total number of Reset Shares and Reset Adjustment Shares the Company is contractually obligated to issue.

     In recognition of this possibility, the Company covenanted with the investors who participated in the Offering that, not later than August 1, 1998, the Company would hold a regular or special meeting of its shareholders at which the Board of Directors would recommend that the shareholders approve the issuance of the Shares and any Reset Shares or Reset Adjustment Shares as contemplated by the agreements executed in connection with the Offering to the extent that such issuances could result in the issuance of more than 20% of the Company's voting common stock outstanding immediately prior to the Offering. Additionally, and as part of the Offering, Thomas A. Murdock, an executive officer and director of the Company, and the sole trustee of a voting trust into which is deposited a total of 25,657,749 shares of the Company's common stock, covenanted that he would vote all of the shares of common stock deposited into the voting trust in favor of this Proposal. The Company's Board of Directors determined that the consummation of the transactions contemplated by the Offering furthered the best interests of the Company and therefore approved such transactions. The Company's Board of Directors now recommends that the Company's shareholders vote to approve the transactions contemplated by the Offering. Approval by a majority of the votes cast by the holders of shares entitled to vote thereon will be required to approve the proposal.

           THE BOARD RECOMMENDS APPROVAL OF PROPOSAL 4

            ________________________________________


    PROPOSAL 5 -- APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has selected the international certified public accounting firm of Arthur Andersen LLP ("Arthur Andersen") as the independent public accountant for the Company for the fiscal year ending December 31, 1998. Arthur Andersen audited the Company's financial statements for the fiscal year ended December 31, 1997, and also has audited the financial statements of AcuVoice, Inc., incident to the Company's acquisition of AcuVoice in March 1998. Deloitte & Touche LLP ("Deloitte & Touche") was appointed as the Company's independent accountant for the fiscal year ended December 31, 1997. Pritchett, Siler & Hardy, P.C., served as the Company's independent public accountant for the fiscal year ended December 31, 1995.

     The Company engaged Pritchett, Siler & Hardy on February 9, 1995 to provide outside accounting and auditing services for the Company related to the 1994 audit. At that time, the Pritchett, Siler & Hardy firm was named Peterson, Siler & Stevenson. It subsequently changed its name to Pritchett, Siler & Hardy, P.C., and that firm continued as the Company's independent accountant until March 24, 1997, when the Company engaged Deloitte & Touche. Deloitte & Touche audited the Company's financial statements for the fiscal year ended December 31, 1996. On February 24, 1998 the Company appointed Arthur Andersen to replace Deloitte & Touche as independent accountants of the Company for the fiscal year ended December 31, 1997. Deloitte resigned as the Company's independent auditors on February 23, 1998.

     The report of Deloitte & Touche on the Company's consolidated financial statements for the year ended December 31, 1996 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that Deloitte's report on the consolidated financial statements for the year ended December 31, 1996 included an explanatory paragraph with respect to the Company being in the development stage and its having suffered recurring losses which raise substantial doubt about its ability to
continue as a going concern.   In connection with the audit for the year
ended December 31, 1996, and through February 23, 1998, the Company has had no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte would have caused it to make reference thereto in its report on the consolidated financial statements for such year. During the year ended December 31, 1996, and through February 23, 1998, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     There were no disagreements between the Company and Pritchett, Siler & Hardy. That firm did, however, include in its Independent Auditors' Report for the 1995 fiscal year an explanatory paragraph with respect to the Company being in the development stage and its having suffered recurring losses which raise substantial doubt about its ability to continue as a going concern.

     The Company's decision to engage Arthur Andersen was approved by the Company's Board of Directors. At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of Arthur Andersen as the Company's independent accountant for the 1998 fiscal year.

THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE SELECTION OF ACCOUNTANT

     Representatives of Arthur Andersen are expected to attend the Annual Meeting and will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from shareholders.

                          --------------------------

                                OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present and has not been informed that any other person intends to present a matter for action at the Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

     The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of Common Stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

                           --------------------------

                                 ANNUAL REPORT

     Copies of the Company's Annual Report on Form 10-K (including financial statements and financial statement schedules) filed with the Securities and Exchange Commission may be obtained without charge by writing to the Company - Attention: Jeffrey N. Clayton, Vice President/Legal, 1225 Eagle Gate Tower, 60 East South Temple Street, Salt Lake City, Utah 84111. A request for a copy of the Company's Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of common stock of the Company on June 8, 1998. Exhibits to the Form 10-K, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

     A Copy of the Company's 1997 Annual Report to Shareholders is being mailed with this Proxy Statement, but is not deemed a part of the proxy soliciting material.

                             ----------------------

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 1999 Annual Meeting of Shareholders must be received by the Company by December 31, 1998. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Company suggests that any such request be submitted by certified mail - return receipt requested. The Board of Directors will review any proposal which is received by December 31, 1998, and determine whether it is a proper proposal to present to the 1999 Annual Meeting.

     The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.


                                By Order of the Board of Directors



                                Jeffrey N. Clayton, Secretary

Salt Lake City, Utah
June 12, 1998

                                  APPENDICES

1.  FORM OF PROXY

2.  fonix corporation 1998 STOCK OPTION AND INCENTIVE PLAN

3.  fonix corporation 1997 STOCK OPTION AND INCENTIVE PLAN

                            APPENDIX 1

                                   PROXY

                              fonix corporation
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas A. Murdock and Roger D. Dudley and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned at the Annual Meeting of Shareholders to be held at the Marriott Hotel, 75 South West Temple Street, Salt Lake City, Utah 84101, on Tuesday, July 14, 1998, at 10:00 a.m., M.D.T., or at any adjournment thereof.

1.   Election of Directors.

     FOR            WITHHOLD AS TO ALL       FOR ALL EXCEPT
     /  /             /   /                        /   /

     (INSTRUCTIONS: IF YOU MARK THE "FOR ALL EXCEPT" CATEGORY ABOVE, INDICATE THE NOMINEE(S) AT TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:)

     Stephen M. Studdert        Joseph Verner Reed       Thomas A. Murdock

     Alan C. Ashton, Ph.D.      Reginald K. Brack        Roger D. Dudley

     John A. Oberteuffer, Ph.D.                          Rick D. Nydegger

   2.To approve the Company's 1998 Stock Option and Incentive Plan.

     FOR            AGAINST                  ABSTAIN
     / /            / /                       / /


3. To ratify the Company's adoption of the 1997 Stock Option and Incentive Plan.

     FOR            AGAINST                  ABSTAIN
     / /            / /                       / /

4. To approve the issuance by the Company of up to 6,666,666 shares of restricted common stock to private investors, together with such additional amounts of common stock as may be issuable as a result of certain "reset" and "reset adjustment" provisions applicable to such shares.

     FOR            AGAINST                  ABSTAIN
     / /            / /                       / /

5. To approve the Board of Directors' selection of Arthur Andersen LLP, as the Company's independent public accountant for the fiscal year ended December 31, 1998.

     FOR            AGAINST                  ABSTAIN
     / /            / /                       / /

6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 5.

Please sign and Date this Proxy Where Shown Below and Return it Promptly:


Date:                             , 1998
     -----------------------------

Signed:
       -----------------------------------------
SIGNATURE(S)
---------------------------------------------------

---------------------------------------------------
PLEASE SIGN ABOVE EXACTLY AS THE SHARES ARE ISSUED. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                   APPENDIX 2
                        fonix corporation

                       a Delaware corporation

                1998 Stock Option and Incentive Plan

                        ARTICLE I    GENERAL

  1.01.  Purpose.

       The purposes of this 1998 Stock Option and Incentive Plan (the
  "Plan") are to: (1) closely associate the interests of the management of fonix corporation, a Delaware corporation, and its affiliates (collectively referred to as the "Company") with the shareholders of the Company, by reinforcing the relationship between participants' rewards and shareholder gains; (2) provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to management to remain with the Company, whether as an employee, officer or director, and to put forth maximum efforts for the success of its business.

  1.02.  Administration.

        (a) Pursuant to the corporate laws of the State of Delaware, the Board of Directors of the Company, or a Committee appointed by the Board consisting solely of two or more non-employee directors (whether the full Board, or a committee, referred to herein as the "Committee"), shall administer the Plan and shall approve any transaction under the Plan involving a grant, award or other acquisition from the Company. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or change the size of the Committee, and appoint new members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, or remove all members of the Committee.

        (b) The Committee shall have the authority, without limitation, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, and from time to time, to:

            (i) administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan;

            (ii) designate the directors, employees or classes of employees or others eligible to participate in the Plan from among those described in Section 1.03 below;

            (iii) grant awards provided in the Plan in such form, amount and under such terms as the Committee shall determine;

            (iv) determine the purchase price of shares of Common Stock covered by each Option (the "Option Price");

            (v) determine the Fair Market Value of Common Stock for purposes of Options or of determining the appreciation of Common Stock with respect to Stock Appreciation Rights;

            (vi) determine the time or times at which Options and/or Stock Appreciation Rights shall be granted;

            (vii) determine the terms and provisions of the various Option or Stock Appreciation Rights Agreements (none of which need be identical or uniform) evidencing Options or Stock Appreciation Rights granted under the Plan and to impose such limitations, restrictions and conditions upon any such award as the Committee shall deem appropriate; and

            (viii) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

       The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any delegate may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

        (c) All decisions, determinations and interpretations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be final, binding and conclusive on all Optionees and the Company.

        (d) One member of the Committee shall be elected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

        (e) No member of the Board or Committee shall be liable for any action taken or decision or determination made in good faith with respect to any Option, Stock Appreciation Right, the Plan, or any award thereunder.

        (f) For purposes of this Section 1.02, a "non-employee director" shall mean a director who: (i) is not currently an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission; (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

        (g) Unless such holding period is waived by the Company, officers and directors of the Company who are subject to the short-swing profits provisions of Section 16 of the Securities Exchange Act of 1934 (the "34 Act") and who acquire shares of Company stock pursuant to this Plan, must hold such shares for a period of six months following the date of acquisition, provided that this condition shall be satisfied with respect to stock options or other derivative securities granted to such officers or directors if at least six months elapse from the date of grant of the Option to the date of disposition by Optionee of the Option (other than upon exercise), or the shares of Common Stock underlying the Option.

  1.03. Eligibility for Participation

       Participants in the Plan shall be selected by the Committee, and awards under the Plan, as described in Section 1.04 below, may be granted by the Committee, to directors, officers and key employees of the Company and to other key individuals such as consultants and non-employee agents to the Company whom the Committee believes have made or will make an essential contribution to the Company; provided, however, that Incentive Stock Options may only be granted to executive officers and other key employees of the Company who occupy responsible managerial or professional positions, who have the capability of making a substantial contribution to the success of the Company, and who agree, in writing, to remain in the employ of, and to render services to, the Company for a period of at least one (1) year from the date of the grant of the award. The Committee has the authority to select particular employees within the eligible group to receive awards under the Plan. In making this selection and in determining the persons to whom awards under the Plan shall be granted and the form and amount of awards under the Plan, the Committee shall consider any factors deemed relevant in connection with accomplishing the purposes of the Plan, including the duties of the respective persons and the value of their present and potential services and contributions to the success, profitability and sound growth of the Company. A person to whom an award has been granted is sometimes referred to herein as an "Optionee." An Optionee shall be eligible to receive more than one Option and/or Stock Appreciation Right during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

  1.04.  Types of Awards Under Plan.

       Awards under the Plan may be in the form of any one or more of the following:

        (a) "Stock Options" which are nonqualified stock options, the tax consequences of which are governed by the provisions of Section 83 of the Internal Revenue Code (the "Code"), as described in Article II;

        (b) "Incentive Stock Options" which are statutory stock options, the tax consequences of which are governed by Section 422 of the Code, as described in Article III;

        (c) "Reload Options" which are also nonqualified stock options, the tax consequences of which are governed by Section 83 of the Code, as described in Article IV;

        (d) "Alternate Rights" which are Stock Appreciation Rights, the tax consequences of which are governed by Section 83 of the Code, as described in Article V; and/or

        (e) "Limited Rights" which are also Stock Appreciation Rights, the tax consequences of which are governed by Section 83 of the Code, as described in Article VI.

        (f) "Stock Bonuses" which are compensation, the tax consequences of which are governed by Section 83 of the Code, as described in Article VII.

        (g) "Cash Bonuses" which are compensation, the tax consequences of which are governed by Section 61 of the Code, as described in Article VIII.

  1.05.  Aggregate Limitation on Awards.

        (a) Except as may be adjusted pursuant to Section 9.12(i) below, shares of stock which may be issued as Stock Bonuses or upon exercise of Options or Alternate Rights under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company ("Common Stock"). The number of shares of Common Stock the Company shall reserve for issuance as Stock Bonuses or upon exercise of Options or Alternate Rights to be granted from time to time under the Plan, and the maximum number of shares of Common Stock which may be issued under the Plan, shall not exceed in the aggregate 10,000,000 shares of Common Stock. In the absence of an effective registration statement under the Securities Act of 1933 (the "Act"), all Stock Bonuses, Options and Stock Appreciation Rights granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144 promulgated under the Act.

        (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan:

             (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon exercise of an Option;

             (ii) only the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of an exercise of Alternate Rights shall be counted; and

             (iii) only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon exercise of an Option.

             (iv) all shares issued (including the shares, if any, withheld for tax withholding requirements) as Stock Bonuses shall be counted.

        (c) In addition to shares of Common Stock actually issued pursuant to Stock Bonuses or the exercise of Options or Alternate Rights, there shall be deemed to have been issued a number of shares equal to the number of shares of Common Stock in respect of which Limited Rights shall have been exercised.

        (d) Shares tendered by a participant as payment for shares issued upon exercise of an Option shall be available for issuance under the Plan. Any shares of Common Stock subject to an Option or Stock Appreciation Right granted without a related Option, which for any reason is canceled, terminated, unexercised or expires in whole or in part shall again be available for issuance under the Plan, but shares subject to an Option or Alternate Right which are not issued as a result of the exercise of Limited Rights shall not again be available for issuance under the Plan.

  1.06.  Effective Date and Term of Plan.

        (a) The Plan shall become effective as of the ____th day of May, 1998, the date the Plan is adopted by a majority of the Board (the "Effective Date").

        (b) No awards shall be granted under the Plan after or on the ____th day of May, 2008, which date is ten (10) years after the Effective Date (the "Plan Termination Date"), provided, however, that the Plan and all awards made under the Plan prior to such Plan Termination Date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

                    ARTICLE II    STOCK OPTIONS

  2.01.  Award of Stock Options.

       The Committee may from time to time, and subject to the provisions of the Plan, and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more options to purchase for cash or for Company shares the number of shares of Common Stock allotted by the Committee ("Stock Options"). The date a Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

  2.02.  Stock Option Agreements.

       The grant of a Stock Option shall be evidenced by a written Stock Option Agreement, executed by the Company and the holder of a Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

  2.03  Stock Option Price.

       The Option Price per share of Common Stock deliverable upon the exercise of a Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Option Price.

  2.04.  Term and Exercise.

       Unless otherwise provided by the Committee or in the Stock Option Agreement pertaining to the Stock Options, each Stock Option shall be fully exercisable beginning after the date of its grant and ending not later than ten years after the date of grant thereof (the "Option Term"). No Stock Option shall be exercisable after the expiration of its Option Term.

  2.05  Manner of Payment.

       Each Stock Option Agreement shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the Option Price for such shares with cash or with Common Stock previously owned by Optionee.

  2.06  Death of Optionee.

       (a) Upon the death of the Optionee, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Stock Option and three years after the Optionee's death.

       (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.

  2.07  Retirement or Disability.

       Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the Optionee may, within three years from the date of termination, exercise any Stock Options to the extent such options are exercisable during such three year period.

  2.08  Termination for Other Reasons.

       Except as provided in Sections 2.06, 2.07, or 9.12(f), or except as otherwise determined by the Committee, all Stock Options shall terminate six months after the termination of the Optionee's employment.

  2.9  Effect of Exercise.

       The exercise of any Stock Option shall cancel that number of related Alternate Rights and/or Limited Rights, if any, which is equal to the number of shares of Common Stock purchased pursuant to said Stock Option.

               ARTICLE III    INCENTIVE STOCK OPTIONS

  3.01  Award of Incentive Stock Options.

       The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more "incentive stock options", which are intended to qualify as such under the provisions of Section 422 of the Code, to purchase for cash or for Company shares the number of shares of Common Stock allotted by the Committee ("Incentive Stock Options"). The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee shall allot a specific number of shares to a participant pursuant to the Plan.

  3.02  Incentive Stock Option Agreements.

       The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and the holder of an Incentive Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

  3.03  Incentive Stock Option Price.

       Except as provided in Section 3.10 below, the Option Price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted.

  3.04  Term and Exercise.

       Except as provided elsewhere herein, or unless otherwise provided by the Committee, or in the Stock Option Agreement pertaining to the Incentive Stock Option, each Incentive Stock Option shall be fully exercisable beginning after the date of its grant and ending not later than ten years after the date of grant thereof (the "Option Term"). No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

  3.05  Maximum Amount of Incentive Stock Option Grant.

       The aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of Common Stock subject to an Incentive Stock Option granted to any Optionee by the Committee in any calendar year shall not exceed $100,000. Multiple Incentive Stock Options may be granted to an Optionee in any calendar year, which Multiple Incentive Stock Options may in the aggregate exceed such $100,000 Fair Market Value limitation, so long as each such Incentive Stock Option within the Multiple Incentive Stock Option award does not exceed such $100,000 Fair Market Value limitation and so long as no two such Incentive Stock Options may be exercised by the Optionee in the same calendar year.

  3.06  Death of Optionee.

       (a) Upon the death of the Optionee, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and three years after the Optionee's death.

       (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of death.

  3.07  Retirement or Disability.

       Upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within three years from the date of such termination of employment, exercise any Incentive Stock Options to the extent such Incentive Stock Options were exercisable at the date of such termination of employment. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Code, upon the exercise of an Incentive Stock Option will not be available to an Optionee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

  3.08  Termination for Other Reasons.

       Except as provided in Sections 3.06, 3.07 or 9.12(f), or except as otherwise determined by the Committee, all Incentive Stock Options shall terminate six months after the date of termination of the Optionee's employment.

  3.09  Applicability of Stock Options Sections and Other Restrictions.

       Sections 2.05, Manner of Payment; and 2.09, Effect of Exercise, applicable to Stock Options, shall apply equally to Incentive Stock Options. Said Sections are incorporated by reference in this Article III as though fully set forth herein. In addition, the Optionee shall be prohibited from the sale, exchange, transfer, pledge, hypothecation, gift or other disposition of the shares of Common Stock underlying the Incentive Stock Options until the later of either two (2) years after the date of granting the Incentive Stock Option or one (1) year after the transfer to the Optionee of such underlying Common Stock after the Optionee's exercise of such Incentive Stock Options.

  3.10  Employee/Ten Percent Shareholders.

       In the event the Committee determines to grant an Incentive Stock Option to an employee who is also a Ten Percent Stockholder, as defined in 9.07(i) below, (i) the Option Price shall not be less than 110% of the Fair Market Value of the shares of Common Stock of the Company on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed 5 years from the date of grant of such Incentive Stock Option. Fair Market Value shall be as defined in 9.07(c) below.

                    ARTICLE IV    RELOAD OPTIONS

  4.01.  Authorization of Reload Options.

       Concurrently with the award of Stock Options and/or the award of Incentive Stock Options to any participant in the Plan, the Committee may, subject to the provisions of the Plan, particularly the provisions of
  Section 9.11 below, and such other terms and conditions as the Committee may prescribe, authorize reload options to purchase for cash or for Company shares a number of shares of Common Stock allotted by the Committee ("Reload Options"). The number of Reload Options shall equal (i) the number of shares of Common Stock used to exercise the underlying Stock Options or Incentive Stock Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options or Incentive Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Stock Options, Incentive Stock Options or other Reload Options through the use of shares of Common Stock held by the Optionee for at least 12 months. Notwithstanding the fact that the underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under
  Section 422 of the Code.

  4.02.  Reload Option Amendment.

       Each Stock Option Agreement and Incentive Stock Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options and/or Incentive Stock Options. Upon the exercise of an underlying Stock Option, Incentive Stock Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Stock Option Agreement or Incentive Stock Option Agreement.

  4.03.  Reload Option Price.

       The Option Price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Option Price.

  4.04.  Term and Exercise.

       The term of each Reload Option shall be equal to the remaining Option Term of the underlying Stock Option and/or Incentive Stock Option.

  4.05.  Termination of Employment.

       No additional Reload Options shall be granted to Optionees when Stock Options, Incentive Stock Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

  4.06.  Applicability of Stock Options Sections.

       Sections 2.05, Manner of Payment; 2.06 Death of Optionee; 2.07, Retirement or Disability; 2.08, Termination for Other Reasons; and 2.09, Effect of Exercise, applicable to Stock Options, shall apply equally to Reload Options. Said Sections are incorporated by reference in this
  Article IV as though fully set forth herein.


          ARTICLE V    ALTERNATE STOCK APPRECIATION RIGHTS

  5.01.  Award of Alternate Rights.

       Concurrently with or subsequent to the award of any Option to purchase one or more shares of Common Stock, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock, a related alternate stock appreciation right, permitting the Optionee to be paid the appreciation on the Option in Common Stock in lieu of exercising the Option ("Alternate Right").

  5.02.  Alternate Rights Agreement.

       Alternate Rights shall be evidenced by written agreements in such form as the Committee may from time to time determine.

  5.03.  Term and Exercise.

       An Optionee who has been granted Alternate Rights may, from time to time, in lieu of the exercise of an equal number of Options, elect to exercise one or more Alternate Rights and thereby become entitled to receive from the Company payment, in the form of Common Stock, of the number of shares determined pursuant to Sections 5.04 and 5.05. Alternate Rights shall be exercisable only to the same extent and subject to the same conditions and within the same Option Terms as the Options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Alternate Rights.

  5.04.  Amount of Payment.

       The amount of payment to which an Optionee shall be entitled upon the exercise of each Alternate Right shall be equal to 100% of the amount, if any, by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Fair Market Value of a share of Common Stock on the date the Option related to said Alternate Right was granted or became effective, as the case may be.

  5.05.  Form of Payment.

       Upon exercise of Alternate Rights, the Company shall pay Optionee the amount of payment determined pursuant to Section 5.04 in Common Stock. The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section 5.04 by the Fair Market Value of a share of Common Stock on the exercise date of such Alternate Rights. As soon as practicable after exercise, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock.

  5.06.  Effect of Exercise.

       The exercise of any Alternate Rights shall cancel an equal number of Stock Options, Incentive Stock Options, Reload Options and Limited Rights, if any, related to said Alternate Rights.

  5.07.  Retirement or Disability.

       Upon termination of the Optionee's employment (including employment as a director of the Company after an Optionee terminates employment as an officer or key employee of the Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within three years from the date of such termination, exercise any Alternate Rights to the extent such Alternate Rights are exercisable during such three year period.

  5.08.  Death of Optionee or Termination for Other Reasons.

       Except as provided in Section 5.07 or 9.12(f), or except as otherwise determined by the Committee, all Alternate Rights shall terminate six months after the date of termination of the Optionee's employment or three years after the death of the Optionee.

                    ARTICLE VI    LIMITED RIGHTS

  6.01.  Award of Limited Rights.

       Concurrently with or subsequent to the award of an Option or Alternate Right, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock underlying such Option or Alternate Right, a related limited right permitting the Optionee, during a specified limited time period, to be paid the appreciation on the Option in cash in lieu of exercising the Option ("Limited Right").

  6.02.  Limited Rights Agreement.

       Limited Rights granted under the Plan shall be evidenced by written agreements in such form as the Committee may from time to time determine.

  6.03.  Term and Exercise.

       An Optionee who has been granted Limited Rights may, from time to time, in lieu of the exercise of an equal number of Options and Alternate Rights related thereto, elect to exercise one or more Limited Rights and thereby become entitled to receive from the Company payment in cash in the amount determined pursuant to Sections 6.04 and 6.05. Limited Rights shall be exercisable only to the same extent and subject to the same conditions and within the same Option Terms as the Options or Alternate Rights related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Limited Rights.

       Notwithstanding any other provision in this Section 6.03 to the contrary, Limited Rights are exercisable in full for a period of seven months following the date of a Change in Control of the Company (the "Exercise Period").

       As used in the Plan, a "Change of Control" shall be deemed to have occurred if (a) individuals who are currently directors of the Company immediately prior to a Control Transaction shall cease, within one year of such Control Transaction, to constitute a majority of the Board (or of the Board of Directors of any successor to the Company, or to all or substantially all of its assets), or (b) any entity, person or Group other than the Company or a Subsidiary Corporation of the Company acquires shares of the Company in a transaction or series of transactions that result in such entity, person or Group directly or indirectly owning beneficially fifty-one percent (51%) or more of the outstanding shares of the Company.

       As used herein, "Control Transaction" shall be (i) any tender offer for or acquisition of capital stock of the Company, (ii) any merger, consolidation, reorganization or sale of all or substantially all of the assets of the Company which has been approved by the shareholders, (iii) any contested election of directors of the Company, or (iv) any combination of the foregoing which results in a change in voting power sufficient to elect a majority of the Board. As used herein, "Group" shall mean persons who act in concert as described in Sections 13(d)(3) and/or 14(d)(2) of the 34 Act.

  6.04.  Amount of Payment.

       The amount of payment to which an Optionee shall be entitled upon the exercise of each Limited Right shall be equal to 100% of the amount, if any, which is equal to the difference between the Fair Market Value per share of Common Stock covered by the related Option or Alternative Right on the date the Option or Alternate Right was granted and the Fair Market Value per share of such Common Stock on the exercise date.

  6.05.  Form of Payment.

       Payment of the amount to which an Optionee is entitled upon the exercise of Limited Rights, as determined pursuant to Section 6.04, shall be paid by the Company solely in cash.

  6.06.  Effect of Exercise.

       If Limited Rights are exercised, the Options and Alternate Rights, if any, related to such Limited Rights cease to be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of the Options and Alternate Rights, if any, related to such Limited Rights, the Limited Rights granted with respect thereto terminate to the extent of the number of shares as to which the related Options and Alternate Rights were exercised or terminated.

  6.07.  Retirement or Disability.

       Upon termination of the Optionee's employment (including employment as a director of this Company after an Optionee terminates employment as an officer or key employee of this Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within three years from the date of termination, exercise any Limited Right to the extent such Limited Right is exercisable during such three year period.

  6.08.  Death of Optionee or Termination for Other Reasons.

       Except as provided in Sections 6.07, 6.09 or 9.12(f), or except as otherwise determined by the Committee, all Limited Rights granted under the Plan shall terminate three months after the date of termination of the Optionee's employment or three years after the death of the Optionee.

  6.09.  Termination Related to a Change in Control.

       The requirement that an Optionee be terminated by reason of retirement or permanent disability or be employed by the Company at the time of exercise pursuant to Sections 6.07 and 6.08 respectively, is waived during the Exercise Period as to any Optionee who (i) was employed by the Company at the time of the Change in Control and (ii) is subsequently terminated by the Company other than for cause, or who voluntarily terminates if such termination was the result of a good faith determination by the Optionee that as a result of the Change in Control he is unable to effectively discharge his present duties or the duties of the position which he occupied just prior to the Change in Control. As used in this Plan, "for cause" shall mean willful misconduct or dishonesty or conviction of or failure to contest prosecution for a felony, or excessive absenteeism unrelated to illness.

                    ARTICLE VII    STOCK BONUSES

  7.01   Terms, Conditions and Restrictions.

       The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more Stock Bonuses as compensation the number of shares of Common Stock allotted by the Committee ("Stock Bonuses"). Stock awarded as a Stock Bonus shall be subject to the terms, conditions and restrictions determined by the Committee at the time of the award. The Committee may require the recipient to sign an agreement as a condition of the award. The agreement may contain such terms, conditions, representations, and warranties as the Committee may require.


                       ARTICLE VIII    CASH BONUSES

   8.01  Grant.

       The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more cash bonuses as compensation ("Cash Bonuses"). The Committee may grant Cash Bonuses under the Plan outright or in connection with (i) an Option or Stock Appreciation Right granted or previously granted or (ii) a Stock Bonus awarded, or previously awarded. Bonuses will be subject to rules, terms, and conditions as the Committee may prescribe.

   8.02  Cash Bonuses in Connection with Options and Stock Appreciation
  Rights.

       Cash Bonuses granted in connection with Options will entitle an Optionee to a Cash Bonus when the related Option is exercised (or surrendered in connection with exercise of a Stock Appreciation Right related to the Option) in whole or in part. Cash Bonuses granted in connection with Stock Appreciation Rights will entitle the holder to a Cash Bonus when the Stock Appreciation Right is exercised. Upon exercise of an Option, the amount of the Cash Bonus shall be determined by multiplying the amount by which the total Fair Market Value of the shares to be acquired upon the exercise exceeds the total Option Price for the shares by the applicable bonus percentage. Upon exercise of a Stock Appreciation Right, the cash bonus shall be determined by multiplying the total Fair Market Value of the shares or cash received pursuant to the exercise of the Stock Appreciation Right by the applicable bonus percentage. The bonus percentage applicable to a Cash Bonus shall be determined from time to time by the Committee but shall in no event exceed thirty percent.

  8.03   Cash Bonuses in Connection with Stock Bonuses.

       Cash Bonuses granted in connection with Stock Bonuses will entitle the person awarded such Stock Bonuses to a Cash Bonus either at the time the Stock Bonus is awarded or at such time as restrictions, if any, to which the Stock Bonus is subject lapse. If a Stock Bonus awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the Cash Bonus granted in connection with such Stock Bonus shall terminate and may not be exercised. Whether any Cash Bonus is to be awarded and, if so, the amount and timing of such Cash Bonus shall be determined from time to time by the Committee.

                    ARTICLE IX    MISCELLANEOUS

  9.01.  General Restriction.

       Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or
  (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be exercised or consummated in whole or in part unless and until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

  9.02.  Withholding Taxes.

       Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall, to the extent permitted or required by law, have the right to require the grantee, as a condition of issuance of a Stock Bonus or exercise of its Options or Stock Appreciation Rights, to remit to the Company no later than the date of issuance or exercise, or make arrangements satisfactory to the Committee regarding payment of, any amount sufficient to satisfy any Federal, state and/or local taxes of any kind, including, but not limited to, withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If the participant fails to pay the amount required by the Committee, the Company shall have the right to withhold such amount from other amounts payable by the Company to the participant, including but not limited to, salary, fees or benefits, subject to applicable law. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy any such taxes, including, but not limited to, the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

  9.03.  Right to Terminate Employment.

       Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

  9.04.  Non-Uniform Determinations.

       The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

  9.05.  Rights as a Shareholder.

       The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

  9.06   Fractional Shares.

       Fractional shares shall not be granted under any award under this Plan, unless the provision of the Plan which authorizes such award also specifies the terms under which fractional shares or interests may be granted.

  9.07.  Definitions.

       As used in this Plan, the following words and phrases shall have the meanings indicated in the following definitions:

        (a) "AFFILIATE" means any person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

        (b) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than one year.

        (c) "FAIR MARKET VALUE" per share in respect of any share of Common Stock as of any particular date shall mean (i) the closing sales price per share of Common Stock reflected on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange; or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; or (iii) in case no reported sale takes place, the average of the closing bid and asked prices on the National Association of Securities Dealers' Automated Quotations System ("NASDAQ") or any comparable system, or if the shares of Common Stock are not listed on NASDAQ or comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine in any such other manner as the Committee may deem appropriate.
  In no event shall the Fair Market Value of any share of Common Stock be less than its par value. In the case of Incentive Stock Options, the Fair Market Value shall not be discounted for restrictions, lack of marketability and other such limitations on the enjoyment of the Common Stock. In the case of other type of Options, the Fair Market Value of the Common Stock shall be so discounted.

        (d)     "OPTION" means Stock Option, Incentive Stock Option or Reload
  Option.

        (e) "OPTION PRICE" means the purchase price per share of Common Stock deliverable upon the exercise of an Option.

        (f) "PARENT CORPORATION" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Optionee's employer corporation if, at the time of granting an Option, each of the corporations other than the Optionee's employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (g) "STOCK APPRECIATION RIGHT" shall mean Alternate Right or Limited Right.

        (h) "SUBSIDIARY CORPORATION" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Optionee's employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (i) "TEN PERCENT STOCKHOLDER" shall mean an Optionee who, at the time an Incentive Stock Option is granted, is an employee of the Company who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary Corporations.

  9.08.  Leaves of Absence and Performance Targets.

       The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine
  (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. The Committee shall also be entitled to make such determination of performance targets, if any, as it deems appropriate and to impose them upon an Optionee as a condition of continued employment.

  9.09.  Newly Eligible Employees.

       The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof, after the commencement of an award or incentive period.

  9.10.  Adjustments.

       In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, the performance targets referred to in Section 9.08 and any and all other matters deemed appropriate by the Committee.

  9.11.  Amendment of the Plan.

       The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, including in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements. The termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his other rights under an award previously granted to him or her.

  9.12.  General Terms and Conditions of Options.

       Each Option shall be evidenced by a written Option Agreement between the Company and the Optionee, which agreement, unless otherwise stated in Articles II, III or IV of the Plan, shall comply with and be subject to the following terms and conditions:

        (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

        (b) Type of Option. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option in the form of either a Stock Option or a Reload Option.

        (c) Option Price. Each Option Agreement shall state the Option Price which, in the case of Incentive Stock Options (except to the extent provided in Article III above), shall be not less than 100% of the undiscounted Fair Market Value of the shares of Common Stock of the Company on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in 9.13(i) hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. No Options shall be granted under the Plan more than 10 years after the date of adoption of the Plan by the Board, but the validity of Options previously granted may extend and be validly exercised beyond that date. Except as provided in Section 3.10 above, Options granted under the Plan shall be for a period determined by the Committee as provided in Section 9.12(e), below.

        (d) Medium and Time of Payment. The Option Price shall be paid in full at the time of exercise in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and such shares, and may be effected in whole or in part (i) with monies received from the Company at the time of exercise as a compensatory cash payment, or (ii) with monies borrowed from the Company pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Optionee; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law, and provided, further, if the Option Price is paid with monies borrowed from the Company, such fact shall be noted conspicuously on the certificate evidencing such shares in accordance with applicable law.

        (e) Term and Exercise of Options. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Committee may determine, as reflected in the Option Agreement; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances, as it, in its sole discretion, deems appropriate. The exercise period shall be determined by the Committee for all Options; provided, however that such exercise period shall not exceed 10 years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 9.12(f) and 9.12(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

        (f)     Termination.  Except as provided in Section 9.12(e) and in this
  Section 9.12(f) hereof, an Option may not be exercised unless the Optionee is then in the employ of the Company or a Parent, division or Subsidiary Corporation (or a corporation issuing or assuming the Option in a transaction to which Code Section 424(a) applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option. If the employment of an Optionee shall terminate (other than by reason of death, disability or retirement), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within six months after such termination; provided, however, that if the employment of an Optionee shall terminate for cause, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option shall limit the Company's rights under Section 9.03 above. No Option may be exercised after the expiration of its term.

        (g) Death, Disability or Retirement. If an Optionee shall die while employed by the Company, a Parent or a Subsidiary Corporation thereof, or die within three months after the termination of such Optionee's employment other than for cause, or if the Optionee's employment shall terminate by reason of disability or retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or disability of the Optionee, at any time within three years after the date of death, disability or retirement of the Optionee.
  If the Optionee's employment shall terminate by reason of removal for cause, all Options theretofore granted to such Optionee shall terminate immediately upon removal and may not be exercised.

        (h) Non-transferability of Options. For the purpose of preserving to the Company the right and ability to register the exercise of Options on Form S-8 under the Act, including exercises of Options by former employees and the executors, administrators or beneficiaries of the estates of deceased employees, Options granted under the Plan shall not be transferable otherwise than (i) by will; (ii) by the laws of descent and distribution; or (iii) to a revocable inter vivos trust for the primary benefit of the Optionee and his or her spouse. Options may be exercised, during the lifetime of the Optionee, only by the Optionee, his or her guardian, legal representative or the Trustee of an above described trust. Except as permitted by the preceding sentences, or unless the Committee determines that the ability to register the underlying shares on Form S-8 need not be preserved, no Option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such Option, right, or privilege shall be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of this Plan, or upon the levy of any attachment or similar process upon such Option, right, or privilege, the Option and such rights and privileges shall immediately become null and void.

        (i)     Effect of Certain Changes.

                (A) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for awards under the Plan pursuant to
            Section 1.05 above, the number of such shares covered by the outstanding Options and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                (B) In the event of the proposed dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to split-up, split-off or spin-off, or in the event of a merger, consolidation or other reorganization of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than 90-days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 90 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including, if so determined by the Committee, shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

                (C) If while unexercised Options remain outstanding under the Plan, the stockholders of the Corporation approve a definitive agreement to merge, consolidate or otherwise reorganize the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation (each, a "Disposition Transaction"), then the Committee may: (i) make an appropriate adjustment to the number and class of shares available for awards under the Plan pursuant to Section 1.05 above, and to the amount and kind of shares or other securities or property (including cash) receivable upon exercise of any outstanding options after the effective date of such transaction, and the price thereof, or, in lieu of such adjustment, provide for the cancellation of all options outstanding at or prior to the effective date of such transaction; (ii) provide that exercisability of all Options shall be accelerated, whether or not otherwise exercisable; or (iii) in its discretion, permit Optionees to surrender outstanding options for cancellation; provided, however, that if the stockholders approve such Disposition Transaction within five years of the date of adoption of this Plan and before the Company is taken public, the Committee shall provide for the alternative in (ii) above. Upon any cancellation of an outstanding Option pursuant to this 9.12(i)(C), the Optionee shall be entitled to receive, in exchange therefor, a cash payment under any such Option in an amount per share determined by the Committee in its sole discretion, but not less than the difference between the per share exercise price of such Option and the Fair Market Value of a share of Company Common Stock on such date as the Committee shall determine.

                (D) Paragraphs (B) and (C) of this Section 9.12(i) shall not apply to a merger, consolidation or other reorganization in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation, merger or other reorganization of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                (E) In the event of a change in the Common Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                (F) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to Article III of this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

                (G)  Except as hereinbefore expressly provided in this
            Section 9.12(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation or other reorganization or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

       (j) Rights as a Shareholder. An Optionee or a transferee of an Option shall have no right as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.12(i) hereof.

       (k) Other Provisions. The Option Agreement authorized under the Plan shall contain such other provisions, including, without limitation,
  (A) the imposition of restrictions upon the exercise of an Option; (B) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option; and
  (C) conditions relating to compliance with applicable federal and state securities laws, as the Committee shall deem advisable.

  9.13.  Effects of Headings

       The Section and Subsection headings contained herein are for convenience only and shall not affect the construction hereof.

  ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS, EFFECTIVE THE ____th DAY OF MAY, 1998.




                               =========================================
                               Jeffrey N. Clayton, Secretary

                              APPENDIX 3
                             fonix CORPORATION

                           a Delaware corporation

                  1997 Stock Option and Incentive Plan

                        ARTICLE I    GENERAL

  1.01.  Purpose.

       The purposes of this 1997 Stock Option and Incentive Plan (the
  "Plan") are to: (1) closely associate the interests of the management of fonix Corporation, a Delaware corporation, and its Affiliates (collectively referred to as the "Company") with the shareholders of the Company, by reinforcing the relationship between participants' rewards and shareholder gains; (2) provide management with an equity ownership in the Company commensurate with Company performance, as reflected in increased shareholder value; (3) maintain competitive compensation levels; and (4) provide an incentive to management to remain with the Company, whether as an employee, officer or director, and to put forth maximum efforts for the success of its business.

  1.02.  Administration.

        (a) Pursuant to the corporate laws of the State of Delaware, the Board of Directors of the Company, or a Committee appointed by the Board consisting solely of two or more non-employee directors (whether the full Board, or a committee, referred to herein as the "Committee"), shall administer the Plan and shall approve any transaction under the Plan involving a grant, award or other acquisition from the Company. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase or change the size of the Committee, and appoint new members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, or remove all members of the Committee.

        (b) The Committee shall have the authority, without limitation, in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, and from time to time, to:

            (i) administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan;

            (ii) designate the directors, employees or classes of employees eligible to participate in the Plan from among those described in Section 1.03 below;

            (iii) grant awards provided in the Plan in such form, amount and under such terms as the Committee shall determine;

            (iv) determine the purchase price of shares of Common Stock covered by each Option (the "Option Price");

            (v) determine the Fair Market Value of Common Stock for purposes of Options or of determining the appreciation of Common Stock with respect to Stock Appreciation Rights;

            (vi) determine the time or times at which Options and/or Stock Appreciation Rights shall be granted;

            (vii) determine the terms and provisions of the various Option or Stock Appreciation Rights Agreements (none of which need be identical or uniform) evidencing Options or Stock Appreciation Rights granted under the Plan and to impose such limitations, restrictions and conditions upon any such award as the Committee shall deem appropriate; and

            (viii) interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other action necessary or advisable for the implementation and administration of the Plan.

       The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any delegate may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

        (c) All decisions, determinations and interpretations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be final, binding and conclusive on all Optionees and the Company.

        (d) One member of the Committee shall be elected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

        (e) No member of the Board or Committee shall be liable for any action taken or decision or determination made in good faith with respect to any Option, Stock Appreciation Right, the Plan, or any award thereunder.

        (f) For purposes of this Section 1.02, a "non-employee director" shall mean a director who: (i) is not currently an officer of the Company or a parent or subsidiary of the Company, or otherwise currently employed by the Company or a parent or subsidiary of the Company; (ii) does not receive compensation, either directly or indirectly, from the Company or a parent or subsidiary of the Company, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission; (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

        (g) Unless such holding period is waived by the Company, officers and directors of the Company who are subject to the short-swing profits provisions of Section 16 of the Securities Exchange Act of 1934 (the "34 Act") and who acquire shares of Company stock pursuant to this Plan, must hold such shares for a period of six months following the date of acquisition, provided that this condition shall be satisfied with respect to stock options or other derivative securities granted to such officers or directors if at least six months elapse from the date of grant of the Option to the date of disposition by Optionee of the Option (other than upon exercise), or the shares of Common Stock underlying the Option.

  1.03. Eligibility for Participation

       Participants in the Plan shall be selected by the Committee, and awards under the Plan, as described in Section 1.04 below, may be granted by the Committee, to directors, officers and key employees of the Company and to other key individuals such as consultants and non-employee agents to the Company whom the Committee believes have made or will make an essential contribution to the Company; provided, however, that Incentive Stock Options may only be granted to executive officers and other key employees of the Company who occupy responsible managerial or professional positions, who have the capability of making a substantial contribution to the success of the Company, and who agree, in writing, to remain in the employ of, and to render services to, the Company for a period of at least one (1) year from the date of the grant of the award. The Committee has the authority to select particular employees within the eligible group to receive awards under the Plan. In making this selection and in determining the persons to whom awards under the Plan shall be granted and the form and amount of awards under the Plan, the Committee shall consider any factors deemed relevant in connection with accomplishing the purposes of the Plan, including the duties of the respective persons and the value of their present and potential services and contributions to the success, profitability and sound growth of the Company. A person to whom an award has been granted is sometimes referred to herein as an "Optionee." An Optionee shall be eligible to receive more than one Option and/or Stock Appreciation Right during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

  1.04.  Types of Awards Under Plan.

       Awards under the Plan may be in the form of any one or more of the following:

        (a) "Stock Options" which are nonqualified stock options, the tax consequences of which are governed by the provisions of Section 83 of the Internal Revenue Code (the "Code"), as described in Article II;

        (b) "Incentive Stock Options" which are statutory stock options, the tax consequences of which are governed by Section 422 of the Code, as described in Article III;

        (c) "Reload Options" which are also nonqualified stock options, the tax consequences of which are governed by Section 83 of the Code, as described in Article IV;

        (d) "Alternate Rights" which are Stock Appreciation Rights, the tax consequences of which are governed by Section 83 of the Code, as described in Article V; and/or

        (e) "Limited Rights" which are also Stock Appreciation Rights, the tax consequences of which are governed by Section 83 of the Code, as described in Article VI.

        (f) "Stock Bonuses" which are compensation, the tax consequences of which are governed by Section 83 of the Code, as described in Article VII.

        (g) "Cash Bonuses" which are compensation, the tax consequences of which are governed by Section 61 of the Code, as described in Article VIII.

  1.05.  Aggregate Limitation on Awards.

        (a) Except as may be adjusted pursuant to Section 9.12(i) below, shares of stock which may be issued as Stock Bonuses or upon exercise of Options or Alternate Rights under the Plan shall be authorized and unissued or treasury shares of Common Stock of the Company ("Common Stock"). The number of shares of Common Stock the Company shall reserve for issuance as Stock Bonuses or upon exercise of Options or Alternate Rights to be granted from time to time under the Plan, and the maximum number of shares of Common Stock which may be issued under the Plan, shall not exceed in the aggregate 7,500,000 shares of Common Stock. In the absence of an effective registration statement under the Securities Act of 1933 (the "Act"), all Stock Bonuses, Options and Stock Appreciation Rights granted and shares of Common Stock subject to their exercise will be restricted as to subsequent resale or transfer, pursuant to the provisions of Rule 144 promulgated under the Act.

        (b) For purposes of calculating the maximum number of shares of Common Stock which may be issued under the Plan:

             (i) all the shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when cash is used as full payment for shares issued upon exercise of an Option;

             (ii) only the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of an exercise of Alternate Rights shall be counted; and

             (iii) only the net shares issued (including the shares, if any, withheld for tax withholding requirements) shall be counted when shares of Common Stock are used as full or partial payment for shares issued upon exercise of an Option.

             (iv) all shares issued (including the shares, if any, withheld for tax withholding requirements) as Stock Bonuses shall be counted.

        (c) In addition to shares of Common Stock actually issued pursuant to Stock Bonuses or the exercise of Options or Alternate Rights, there shall be deemed to have been issued a number of shares equal to the number of shares of Common Stock in respect of which Limited Rights shall have been exercised.

        (d) Shares tendered by a participant as payment for shares issued upon exercise of an Option shall be available for issuance under the Plan. Any shares of Common Stock subject to an Option or Stock Appreciation Right granted without a related Option, which for any reason is canceled, terminated, unexercised or expires in whole or in part shall again be available for issuance under the Plan, but shares subject to an Option or Alternate Right which are not issued as a result of the exercise of Limited Rights shall not again be available for issuance under the Plan.

  1.06.  Effective Date and Term of Plan.

        (a) The Plan shall become effective as of the 10th day of March, 1997, the date the Plan is adopted by a majority of the Board (the "Effective Date").

        (b) No awards shall be granted under the Plan after or on the 10th day of March, 2007, which date is ten (10) years after the Effective Date (the "Plan Termination Date"). Provided, however, that the Plan and all awards made under the Plan prior to such Plan Termination Date shall remain in effect until such awards have been satisfied or terminated in accordance with the Plan and the terms of such awards.

                    ARTICLE II    STOCK OPTIONS

  2.01.  Award of Stock Options.

       The Committee may from time to time, and subject to the provisions of the Plan, and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more options to purchase for cash or for Company shares the number of shares of Common Stock allotted by the Committee ("Stock Options"). The date a Stock Option is granted shall mean the date selected by the Committee as of which the Committee allots a specific number of shares to a participant pursuant to the Plan.

  2.02.  Stock Option Agreements.

       The grant of a Stock Option shall be evidenced by a written Stock Option Agreement, executed by the Company and the holder of a Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

  2.03  Stock Option Price.

       The Option Price per share of Common Stock deliverable upon the exercise of a Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Option Price.

  2.04.  Term and Exercise.

       Unless otherwise provided by the Committee or in the Stock Option Agreement pertaining to the Stock Options, each Stock Option shall be fully exercisable beginning after the date of its grant and ending not later than ten years after the date of grant thereof (the "Option Term"). No Stock Option shall be exercisable after the expiration of its Option Term.

  2.05  Manner of Payment.

       Each Stock Option Agreement shall set forth the procedure governing the exercise of the Stock Option granted thereunder, and shall provide that, upon such exercise in respect of any shares of Common Stock subject thereto, the Optionee shall pay to the Company, in full, the Option Price for such shares with cash or with Common Stock previously owned by Optionee.

  2.06  Death of Optionee.

       (a) Upon the death of the Optionee, any rights to the extent exercisable on the date of death may be exercised by the Optionee's estate, or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining effective term of the Stock Option and three years after the Optionee's death.

       (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any rights exercisable on the date of death.

  2.07  Retirement or Disability.

       Upon termination of the Optionee's employment by reason of retirement or permanent disability (as each is determined by the Committee), the Optionee may, within three years from the date of termination, exercise any Stock Options to the extent such options are exercisable during such three year period.

  2.08  Termination for Other Reasons.

       Except as provided in Sections 2.06, 2.07, or 9.12(f), or except as otherwise determined by the Committee, all Stock Options shall terminate six months after the termination of the Optionee's employment.

  2.9  Effect of Exercise.

       The exercise of any Stock Option shall cancel that number of related Alternate Rights and/or Limited Rights, if any, which is equal to the number of shares of Common Stock purchased pursuant to said Stock Option.

               ARTICLE III    INCENTIVE STOCK OPTIONS

  3.01  Award of Incentive Stock Options.

       The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more "incentive stock options", which are intended to qualify as such under the provisions of Section 422 of the Code, to purchase for cash or for Company shares the number of shares of Common Stock allotted by the Committee ("Incentive Stock Options"). The date an Incentive Stock Option is granted shall mean the date selected by the Committee as of which the Committee shall allot a specific number of shares to a participant pursuant to the Plan.

  3.02  Incentive Stock Option Agreements.

       The grant of an Incentive Stock Option shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and the holder of an Incentive Stock Option (the "Optionee"), stating the number of shares of Common Stock subject to the Incentive Stock Option evidenced thereby, and in such form as the Committee may from time to time determine.

  3.03  Incentive Stock Option Price.

       Except as provided in Section 3.10 below, the Option Price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be 100% of the Fair Market Value of a share of Common Stock on the date the Incentive Stock Option is granted.

  3.04  Term and Exercise.

       Except as provided elsewhere herein, or unless otherwise provided by the Committee, or in the Stock Option Agreement pertaining to the Incentive Stock Option, each Incentive Stock Option shall be fully exercisable beginning after the date of its grant and ending not later than ten years after the date of grant thereof (the "Option Term"). No Incentive Stock Option shall be exercisable after the expiration of its Option Term.

  3.05  Maximum Amount of Incentive Stock Option Grant.

       The aggregate Fair Market Value (determined on the date the Incentive Stock Option is granted) of Common Stock subject to an Incentive Stock Option granted to any Optionee by the Committee in any calendar year shall not exceed $100,000. Multiple Incentive Stock Options may be granted to an Optionee in any calendar year, which Multiple Incentive Stock Options may in the aggregate exceed such $100,000 Fair Market Value limitation, so long as each such Incentive Stock Option within the Multiple Incentive Stock Option award does not exceed such $100,000 Fair Market Value limitation and so long as no two such Incentive Stock Options may be exercised by the Optionee in the same calendar year.

  3.06  Death of Optionee.

       (a) Upon the death of the Optionee, any Incentive Stock Option exercisable on the date of death may be exercised by the Optionee's estate or by a person who acquires the right to exercise such Incentive Stock Option by bequest or inheritance or by reason of the death of the Optionee, provided that such exercise occurs within both the remaining Option Term of the Incentive Stock Option and three years after the Optionee's death.

       (b) The provisions of this Section shall apply notwithstanding the fact that the Optionee's employment may have terminated prior to death, but only to the extent of any Incentive Stock Options exercisable on the date of death.

  3.07  Retirement or Disability.

       Upon the termination of the Optionee's employment by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within three years from the date of such termination of employment, exercise any Incentive Stock Options to the extent such Incentive Stock Options were exercisable at the date of such termination of employment. Notwithstanding the foregoing, the tax treatment available pursuant to Section 422 of the Code, upon the exercise of an Incentive Stock Option will not be available to an Optionee who exercises any Incentive Stock Options more than (i) 12 months after the date of termination of employment due to permanent disability or (ii) three months after the date of termination of employment due to retirement.

  3.08  Termination for Other Reasons.

       Except as provided in Sections 3.06, 3.07 or 9.12(f), or except as otherwise determined by the Committee, all Incentive Stock Options shall terminate six months after the date of termination of the Optionee's employment.

  3.09  Applicability of Stock Options Sections and Other Restrictions.

       Sections 2.05, Manner of Payment; and 2.09, Effect of Exercise, applicable to Stock Options, shall apply equally to Incentive Stock Options. Said Sections are incorporated by reference in this Article III as though fully set forth herein. In addition, the Optionee shall be prohibited from the sale, exchange, transfer, pledge, hypothecation, gift or other disposition of the shares of Common Stock underlying the Incentive Stock Options until the later of either two (2) years after the date of granting the Incentive Stock Option or one (1) year after the transfer to the Optionee of such underlying Common Stock after the Optionee's exercise of such Incentive Stock Options.

  3.10  Employee/Ten Percent Shareholders.

       In the event the Committee determines to grant an Incentive Stock Option to an employee who is also a Ten Percent Stockholder, as defined in 9.07(i) below, (i) the Option Price shall not be less than 110% of the Fair Market Value of the shares of Common Stock of the Company on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed 5 years from the date of grant of such Incentive Stock Option. Fair Market Value shall be as defined in 9.07(c) below.

                    ARTICLE IV    RELOAD OPTIONS

  4.01.  Authorization of Reload Options.

       Concurrently with the award of Stock Options and/or the award of Incentive Stock Options to any participant in the Plan, the Committee may, subject to the provisions of the Plan, particularly the provisions of
  Section 9.11 below, and such other terms and conditions as the Committee may prescribe, authorize reload options to purchase for cash or for Company shares a number of shares of Common Stock allotted by the Committee ("Reload Options"). The number of Reload Options shall equal (i) the number of shares of Common Stock used to exercise the underlying Stock Options or Incentive Stock Options and (ii) to the extent authorized by the Committee, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of the underlying Stock Options or Incentive Stock Options. The grant of a Reload Option will become effective upon the exercise of underlying Stock Options, Incentive Stock Options or other Reload Options through the use of shares of Common Stock held by the Optionee for at least 12 months. Notwithstanding the fact that the underlying Option may be an Incentive Stock Option, a Reload Option is not intended to qualify as an "incentive stock option" under
  Section 422 of the Code.

  4.02.  Reload Option Amendment.

       Each Stock Option Agreement and Incentive Stock Option Agreement shall state whether the Committee has authorized Reload Options with respect to the underlying Stock Options and/or Incentive Stock Options. Upon the exercise of an underlying Stock Option, Incentive Stock Option or other Reload Option, the Reload Option will be evidenced by an amendment to the underlying Stock Option Agreement or Incentive Stock Option Agreement.

  4.03.  Reload Option Price.

       The Option Price per share of Common Stock deliverable upon the exercise of a Reload Option shall be the Fair Market Value of a share of Common Stock on the date the grant of the Reload Option becomes effective, unless the Committee shall determine, in its sole discretion, that there are circumstances which reasonably justify the establishment of a lower Option Price.

  4.04.  Term and Exercise.

       The term of each Reload Option shall be equal to the remaining Option Term of the underlying Stock Option and/or Incentive Stock Option.

  4.05.  Termination of Employment.

       No additional Reload Options shall be granted to Optionees when Stock Options, Incentive Stock Options and/or Reload Options are exercised pursuant to the terms of this Plan following termination of the Optionee's employment.

  4.06.  Applicability of Stock Options Sections.

       Sections 2.05, Manner of Payment; 2.06 Death of Optionee; 2.07, Retirement or Disability; 2.08, Termination for Other Reasons; and 2.09, Effect of Exercise, applicable to Stock Options, shall apply equally to Reload Options. Said Sections are incorporated by reference in this
  Article IV as though fully set forth herein.


          ARTICLE V    ALTERNATE STOCK APPRECIATION RIGHTS

  5.01.  Award of Alternate Rights.

       Concurrently with or subsequent to the award of any Option to purchase one or more shares of Common Stock, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock, a related alternate stock appreciation right, permitting the Optionee to be paid the appreciation on the Option in Common Stock in lieu of exercising the Option ("Alternate Right").

  5.02.  Alternate Rights Agreement.

       Alternate Rights shall be evidenced by written agreements in such form as the Committee may from time to time determine.

  5.03.  Term and Exercise.

       An Optionee who has been granted Alternate Rights may, from time to time, in lieu of the exercise of an equal number of Options, elect to exercise one or more Alternate Rights and thereby become entitled to receive from the Company payment, in the form of Common Stock, of the number of shares determined pursuant to Sections 5.04 and 5.05. Alternate Rights shall be exercisable only to the same extent and subject to the same conditions and within the same Option Terms as the Options related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Alternate Rights.

  5.04.  Amount of Payment.

       The amount of payment to which an Optionee shall be entitled upon the exercise of each Alternate Right shall be equal to 100% of the amount, if any, by which the Fair Market Value of a share of Common Stock on the exercise date exceeds the Fair Market Value of a share of Common Stock on the date the Option related to said Alternate Right was granted or became effective, as the case may be.

  5.05.  Form of Payment.

       Upon exercise of Alternate Rights, the Company shall pay Optionee the amount of payment determined pursuant to Section 5.04 in Common Stock. The number of shares to be paid shall be determined by dividing the amount of payment determined pursuant to Section 5.04 by the Fair Market Value of a share of Common Stock on the exercise date of such Alternate Rights. As soon as practicable after exercise, the Company shall deliver to the Optionee a certificate or certificates for such shares of Common Stock.

  5.06.  Effect of Exercise.

       The exercise of any Alternate Rights shall cancel an equal number of Stock Options, Incentive Stock Options, Reload Options and Limited Rights, if any, related to said Alternate Rights.

  5.07.  Retirement or Disability.

       Upon termination of the Optionee's employment (including employment as a director of the Company after an Optionee terminates employment as an officer or key employee of the Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within three years from the date of such termination, exercise any Alternate Rights to the extent such Alternate Rights are exercisable during such three year period.

  5.08.  Death of Optionee or Termination for Other Reasons.

       Except as provided in Section 5.07 or 9.12(f), or except as otherwise determined by the Committee, all Alternate Rights shall terminate six months after the date of termination of the Optionee's employment or three years after the death of the Optionee.

                    ARTICLE VI    LIMITED RIGHTS

  6.01.  Award of Limited Rights.

       Concurrently with or subsequent to the award of an Option or Alternate Right, the Committee may, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award to the Optionee with respect to each share of Common Stock underlying such Option or Alternate Right, a related limited right permitting the Optionee, during a specified limited time period, to be paid the appreciation on the Option in cash in lieu of exercising the Option ("Limited Right").

  6.02.  Limited Rights Agreement.

       Limited Rights granted under the Plan shall be evidenced by written agreements in such form as the Committee may from time to time determine.

  6.03.  Term and Exercise.

       An Optionee who has been granted Limited Rights may, from time to time, in lieu of the exercise of an equal number of Options and Alternate Rights related thereto, elect to exercise one or more Limited Rights and thereby become entitled to receive from the Company payment in cash in the amount determined pursuant to Sections 6.04 and 6.05. Limited Rights shall be exercisable only to the same extent and subject to the same conditions and within the same Option Terms as the Options or Alternate Rights related thereto are exercisable, as provided in this Plan. The Committee may, in its discretion, prescribe additional conditions to the exercise of any Limited Rights.

       Notwithstanding any other provision in this Section 6.03 to the contrary, Limited Rights are exercisable in full for a period of seven months following the date of a Change in Control of the Company (the "Exercise Period").

       As used in the Plan, a "Change of Control" shall be deemed to have occurred if (a) individuals who are currently directors of the Company immediately prior to a Control Transaction shall cease, within one year of such Control Transaction, to constitute a majority of the Board (or of the Board of Directors of any successor to the Company, or to all or substantially all of its assets), or any entity, person or Group other than the Company or a Subsidiary Corporation of the Company acquires shares of the Company in a transaction or series of transactions that result in such entity, person or Group directly or indirectly owning beneficially fifty-one percent (51%) or more of the outstanding shares of the Company.

       As used herein, "Control Transaction" shall be (i) any tender offer for or acquisition of capital stock of the Company, (ii) any merger, consolidation, reorganization or sale of all or substantially all of the assets of the Company which has been approved by the shareholders, (iii) any contested election of directors of the Company, or (iv) any combination of the foregoing which results in a change in voting power sufficient to elect a majority of the Board. As used herein, "Group" shall mean persons who act in concert as described in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended.

  6.04.  Amount of Payment.

       The amount of payment to which an Optionee shall be entitled upon the exercise of each Limited Right shall be equal to 100% of the amount, if any, which is equal to the difference between the Fair Market Value per share of Common Stock covered by the related Option or Alternative Right on the date the Option or Alternate Right was granted and the Fair Market Value per share of such Common Stock on the exercise date.

  6.05.  Form of Payment.

       Payment of the amount to which an Optionee is entitled upon the exercise of Limited Rights, as determined pursuant to Section 6.04, shall be paid by the Company solely in cash.

  6.06.  Effect of Exercise.

       If Limited Rights are exercised, the Options and Alternate Rights, if any, related to such Limited Rights cease to be exercisable to the extent of the number of shares with respect to which the Limited Rights were exercised. Upon the exercise or termination of the Options and Alternate Rights, if any, related to such Limited Rights, the Limited Rights granted with respect thereto terminate to the extent of the number of shares as to which the related Options and Alternate Rights were exercised or terminated.

  6.07.  Retirement or Disability.

       Upon termination of the Optionee's employment (including employment as a director of this Company after an Optionee terminates employment as an officer or key employee of this Company) by reason of permanent disability or retirement (as each is determined by the Committee), the Optionee may, within three years from the date of termination, exercise any Limited Right to the extent such Limited Right is exercisable during such three year period.

  6.08.  Death of Optionee or Termination for Other Reasons.

       Except as provided in Sections 6.07, 6.09 or 9.12(f), or except as otherwise determined by the Committee, all Limited Rights granted under the Plan shall terminate three months after the date of termination of the Optionee's employment or three years after the death of the Optionee.

  6.09.  Termination Related to a Change in Control.

       The requirement that an Optionee be terminated by reason of retirement or permanent disability or be employed by the Company at the time of exercise pursuant to Sections 6.07 and 6.08 respectively, is waived during the Exercise Period as to any Optionee who (i) was employed by the Company at the time of the Change in Control and (ii) is subsequently terminated by the Company other than for cause, or who voluntarily terminates if such termination was the result of a good faith determination by the Optionee that as a result of the Change in Control he is unable to effectively discharge his present duties or the duties of the position which he occupied just prior to the Change in Control. As used in this Plan, "for cause" shall mean willful misconduct or dishonesty or conviction of or failure to contest prosecution for a felony, or excessive absenteeism unrelated to illness.

                    ARTICLE VII    STOCK BONUSES

  7.01   Terms, Conditions and Restrictions.

       The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more Stock Bonuses as compensation the number of shares of Common Stock allotted by the Committee ("Stock Bonuses"). Stock awarded as a Stock Bonus shall be subject to the terms, conditions and restrictions determined by the Committee at the time of the award. The Committee may require the recipient to sign an agreement as a condition of the award. The agreement may contain such terms, conditions, representations, and warranties as the Committee may require.


                       ARTICLE VIII    CASH BONUSES

   8.01  Grant.

       The Committee may from time to time, and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any participant in the Plan one or more cash bonuses as compensation ("Cash Bonuses"). The Committee may grant Cash Bonuses under the Plan outright or in connection with (i) an Option or Stock Appreciation Right granted or previously granted or (ii) a Stock Bonus awarded, or previously awarded. Bonuses will be subject to rules, terms, and conditions as the Committee may prescribe.

   8.02  Cash Bonuses in Connection with Options and Stock Appreciation
  Rights.

       Cash Bonuses granted in connection with Options will entitle an Optionee to a Cash Bonus when the related Option is exercised (or surrendered in connection with exercise of a Stock Appreciation Right related to the Option) in whole or in part. Cash Bonuses granted in connection with Stock Appreciation Rights will entitle the holder to a Cash Bonus when the Stock Appreciation Right is exercised. Upon exercise of an Option, the amount of the Cash Bonus shall be determined by multiplying the amount by which the total Fair Market Value of the shares to be acquired upon the exercise exceeds the total Option Price for the shares by the applicable bonus percentage. Upon exercise of a Stock Appreciation Right, the cash bonus shall be determined by multiplying the total Fair Market Value of the shares or cash received pursuant to the exercise of the Stock Appreciation Right by the applicable bonus percentage. The bonus percentage applicable to a Cash Bonus shall be determined from time to time by the Committee but shall in no event exceed thirty percent.

  8.03   Cash Bonuses in Connection with Stock Bonuses.

       Cash Bonuses granted in connection with Stock Bonuses will entitle the person awarded such Stock Bonuses to a Cash Bonus either at the time the Stock Bonus is awarded or at such time as restrictions, if any, to which the Stock Bonus is subject lapse. If a Stock Bonus awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the Cash Bonus granted in connection with such Stock Bonus shall terminate and may not be exercised. Whether any Cash Bonus is to be awarded and, if so, the amount and timing of such Cash Bonus shall be determined from time to time by the Committee.

                    ARTICLE IX    MISCELLANEOUS

  9.01.  General Restriction.

       Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or Federal law, or (ii) the consent or approval of any government regulatory body, or
  (iii) an agreement by the grantee of an award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such award or the issue or purchase of shares of Common Stock thereunder, such award may not be exercised or consummated in whole or in part unless and until such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

  9.02.  Withholding Taxes.

       Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall, to the extent permitted or required by law, have the right to require the grantee, as a condition of issuance of a Stock Bonus or exercise of its Options or Stock Appreciation Rights, to remit to the Company no later than the date of issuance or exercise, or make arrangements satisfactory to the Committee regarding payment of, any amount sufficient to satisfy any Federal, state and/or local taxes of any kind, including, but not limited to, withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If the participant fails to pay the amount required by the Committee, the Company shall have the right to withhold such amount from other amounts payable by the Company to the participant, including but not limited to, salary, fees or benefits, subject to applicable law. Alternatively, the Company may issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy any such taxes, including, but not limited to, the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

  9.03.  Right to Terminate Employment.

       Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

  9.04.  Non-Uniform Determinations.

       The Committee's determinations under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

  9.05.  Rights as a Shareholder.

       The recipient of any award under the Plan shall have no rights as a shareholder with respect thereto unless and until certificates for shares of Common Stock are issued to him or her.

  9.06   Fractional Shares.

       Fractional shares shall not be granted under any award under this Plan, unless the provision of the Plan which authorizes such award also specifies the terms under which fractional shares or interests may be granted.

  9.07.  Definitions.

       As used in this Plan, the following words and phrases shall have the meanings indicated in the following definitions:

        (a) "AFFILIATE" means any person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

        (b) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than one year.

        (c) "FAIR MARKET VALUE" per share in respect of any share of Common Stock as of any particular date shall mean (i) the closing sales price per share of Common Stock reflected on a national securities exchange for the last preceding date on which there was a sale of such Common Stock on such exchange; or (ii) if the shares of Common Stock are then traded on an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market; or (iii) in case no reported sale takes place, the average of the closing bid and asked prices on the National Association of Securities Dealers' Automated Quotations System ("NASDAQ") or any comparable system, or if the shares of Common Stock are not listed on NASDAQ or comparable system, the closing sale price or, in case no reported sale takes place, the average of the closing bid and asked prices, as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; or (iv) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee in its discretion may determine in any such other manner as the Committee may deem appropriate.
  In no event shall the Fair Market Value of any share of Common Stock be less than its par value. In the case of Incentive Stock Options, the Fair Market Value shall not be discounted for restrictions, lack of marketability and other such limitations on the enjoyment of the Common Stock. In the case of other type of Options, the Fair Market Value of the Common Stock shall be so discounted.

        (d)     "OPTION" means Stock Option, Incentive Stock Option or Reload
  Option.

        (e) "OPTION PRICE" means the purchase price per share of Common Stock deliverable upon the exercise of an Option.

        (f) "PARENT CORPORATION" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Optionee's employer corporation if, at the time of granting an Option, each of the corporations other than the Optionee's employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (g) "STOCK APPRECIATION RIGHT" shall mean Alternate Right or Limited Right.

        (h) "SUBSIDIARY CORPORATION" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Optionee's employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        (i) "TEN PERCENT STOCKHOLDER" shall mean an Optionee who, at the time an Incentive Stock Option is granted, is an employee of the Company who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary Corporations.

  9.08.  Leaves of Absence and Performance Targets.

       The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine
  (i) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan and (ii) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. The Committee shall also be entitled to make such determination of performance targets, if any, as it deems appropriate and to impose them upon an Optionee as a condition of continued employment.

  9.09.  Newly Eligible Employees.

       The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any employee who becomes eligible to participate in the Plan or any portion thereof, after the commencement of an award or incentive period.

  9.10.  Adjustments.

       In the event of any change in the outstanding Common Stock by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may appropriately adjust the number of shares of Common Stock which may be issued under the Plan, the number of shares of Common Stock subject to Options theretofore granted under the Plan, the Option Price of Options theretofore granted under the Plan, the performance targets referred to in Section 9.08 and any and all other matters deemed appropriate by the Committee.

  9.11.  Amendment of the Plan.

       The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, including in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with stock exchange rules or requirements. The termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his other rights under an award previously granted to him or her.

  9.12.  General Terms and Conditions of Options.

       Each Option shall be evidenced by a written Option Agreement between the Company and the Optionee, which agreement, unless otherwise stated in Articles II, III or IV of the Plan, shall comply with and be subject to the following terms and conditions:

        (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

        (b) Type of Option. Each Option Agreement shall specifically identify the portion, if any, of the Option which constitutes an Incentive Stock Option and the portion, if any, which constitutes a Non-qualified Stock Option in the form of either a Stock Option or a Reload Option.

        (c) Option Price. Each Option Agreement shall state the Option Price which, in the case of Incentive Stock Options (except to the extent provided in Article III above), shall be not less than 100% of the undiscounted Fair Market Value of the shares of Common Stock of the Company on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in 9.13(i) hereof. The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted. No Options shall be granted under the Plan more than 10 years after the date of adoption of the Plan by the Board, but the validity of Options previously granted may extend and be validly exercised beyond that date. Except as provided in Section 3.10 above, Options granted under the Plan shall be for a period determined by the Committee as provided in Section 9.12(e), below.

        (d) Medium and Time of Payment. The Option Price shall be paid in full at the time of exercise in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and such shares, and may be effected in whole or in part (i) with monies received from the Company at the time of exercise as a compensatory cash payment, or (ii) with monies borrowed from the Company pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Optionee; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law, and provided, further, if the Option Price is paid with monies borrowed from the Company, such fact shall be noted conspicuously on the certificate evidencing such shares in accordance with applicable law.

        (e) Term and Exercise of Options. Options shall be exercisable over the exercise period as and at the times and upon the conditions that the Committee may determine, as reflected in the Option Agreement; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances, as it, in its sole discretion, deems appropriate. The exercise period shall be determined by the Committee for all Options; provided, however that such exercise period shall not exceed 10 years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 9.12(f) and 9.12(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100).

        (f)     Termination.  Except as provided in Section 9.12(e) and in this
  Section 9.12(f) hereof, an Option may not be exercised unless the Optionee is then in the employ of the Company or a Parent, division or Subsidiary Corporation (or a corporation issuing or assuming the Option in a transaction to which Code Section 424(a) applies), and unless the Optionee has remained continuously so employed since the date of grant of the Option. If the employment of an Optionee shall terminate (other than by reason of death, disability or retirement), all Options of such Optionee that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within six months after such termination; provided, however, that if the employment of an Optionee shall terminate for cause, all Options theretofore granted to such Optionee shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option shall limit the Company's rights under Section 9.03 above. No Option may be exercised after the expiration of its term.

        (g) Death, Disability or Retirement. If an Optionee shall die while employed by the Company, a Parent or a Subsidiary Corporation thereof, or die within three months after the termination of such Optionee's employment other than for cause, or if the Optionee's employment shall terminate by reason of disability or retirement, all Options theretofore granted to such Optionee (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such Option by bequest or inheritance or otherwise by reason of the death or disability of the Optionee, at any time within three years after the date of death, disability or retirement of the Optionee.
  If the Optionee's employment shall terminate by reason of removal for cause, all Options theretofore granted to such Optionee shall terminate immediately upon removal and may not be exercised.

        (h) Non-transferability of Options. For the purpose of preserving to the Company the right and ability to register the exercise of Options on Form S-8 under the Act, including exercises of Options by former employees and the executors, administrators or beneficiaries of the estates of deceased employees, Options granted under the Plan shall not be transferable otherwise than (i) by will; (ii) by the laws of descent and distribution; or (iii) to a revocable inter vivos trust for the primary benefit of the Optionee and his or her spouse. Options may be exercised, during the lifetime of the Optionee, only by the Optionee, his or her guardian, legal representative or the Trustee of an above described trust. Except as permitted by the preceding sentences, or unless the Committee determines that the ability to register the underlying shares on Form S-8 need not be preserved, no Option granted under the Plan or any of the rights and privileges thereby conferred shall be transferred, assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise), and no such Option, right, or privilege shall be subject to execution, attachment, or similar process. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of the Option, or of any right or privilege conferred thereby, contrary to the provisions of this Plan, or upon the levy of any attachment or similar process upon such Option, right, or privilege, the Option and such rights and privileges shall immediately become null and void.

        (i)     Effect of Certain Changes.

                (A) If there is any change in the number of shares of Common Stock through the declaration of stock dividends, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock available for awards under the Plan pursuant to
            Section 1.05 above, the number of such shares covered by the outstanding Options and the price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                (B) In the event of the proposed dissolution or liquidation of the Company, in the event of any corporate separation or division, including, but not limited to split-up, split-off or spin-off, or in the event of a merger, consolidation or other reorganization of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger, consolidation or other reorganization; or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee; provided, however, that not less than 90-days' written notice of the date so fixed shall be given to each Optionee, who shall have the right, during the period of 90 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including, if so determined by the Committee, shares as to which such Options would not otherwise be exercisable; provided, further, that failure to provide such notice shall not invalidate or affect the action with respect to which such notice was required.

                (C) If while unexercised Options remain outstanding under the Plan, the stockholders of the Corporation approve a definitive agreement to merge, consolidate or otherwise reorganize the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation (each, a "Disposition Transaction"), then the Committee may: (i) make an appropriate adjustment to the number and class of shares available for awards under the Plan pursuant to Section 1.05 above, and to the amount and kind of shares or other securities or property (including cash) receivable upon exercise of any outstanding options after the effective date of such transaction, and the price thereof, or, in lieu of such adjustment, provide for the cancellation of all options outstanding at or prior to the effective date of such transaction; (ii) provide that exercisability of all Options shall be accelerated, whether or not otherwise exercisable; or (iii) in its discretion, permit Optionees to surrender outstanding options for cancellation; provided, however, that if the stockholders approve such Disposition Transaction within five years of the date of adoption of this Plan and before the Company is taken public, the Committee shall provide for the alternative in (ii) above. Upon any cancellation of an outstanding Option pursuant to this 9.12(i)(C), the Optionee shall be entitled to receive, in exchange therefor, a cash payment under any such Option in an amount per share determined by the Committee in its sole discretion, but not less than the difference between the per share exercise price of such Option and the Fair Market Value of a share of Company Common Stock on such date as the Committee shall determine.

                (D) Paragraphs (B) and (C) of this Section 9.12(i) shall not apply to a merger, consolidation or other reorganization in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation, merger or other reorganization of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                (E) In the event of a change in the Common Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                (F) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive, provided that each Incentive Stock Option granted pursuant to Article III of this Plan shall not be adjusted in a manner that causes such option to fail to continue to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

                (G)  Except as hereinbefore expressly provided in this
            Section 9.12(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock or any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, consolidation or other reorganization or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

       (j) Rights as a Shareholder. An Optionee or a transferee of an Option shall have no right as a shareholder with respect to any shares covered by the Option until the date of the issuance of a certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 9.12(i) hereof.

       (k) Other Provisions. The Option Agreement authorized under the Plan shall contain such other provisions, including, without limitation,
  (A) the imposition of restrictions upon the exercise of an Option; (B) in the case of an Incentive Stock Option, the inclusion of any condition not inconsistent with such Option qualifying as an Incentive Stock Option; and
  (C) conditions relating to compliance with applicable federal and state securities laws, as the Committee shall deem advisable.0

  9.13.  Effects of Headings

       The Section and Subsection headings contained herein are for convenience only and shall not affect the construction hereof.

  ADOPTED BY RESOLUTION OF THE BOARD OF DIRECTORS, EFFECTIVE THE 10th DAY OF MARCH, 1997.




                               =========================================
                               Jeffrey Clayton, Secretary